UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/12

Item 1.	Reports to Stockholders.

DECEMBER 31, 2012

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

ANNUAL

REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE

PRODUCTS TRUST ANNUAL REPORT

*Not part of the annual report. Retain for your records.

† Please see Group of Funds Prospectus Supplement and Group of Funds Statement of Additional Information Supplement.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS – 3

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

SUPPLEMENT DATED JANUARY 1, 2013

TO THE PROSPECTUSES

DATED MAY 1, 2012

OF

FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND

FRANKLIN GROWTH AND INCOME SECURITIES FUND

FRANKLIN HIGH INCOME SECURITIES FUND

FRANKLIN INCOME SECURITIES FUND

FRANKLIN STRATEGIC INCOME SECURITIES FUND

MUTUAL GLOBAL DISCOVERY SECURITIES FUND

MUTUAL INTERNATIONAL SECURITIES FUND

MUTUAL SHARES SECURITIES FUND

TEMPLETON GLOBAL BOND SECURITIES FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

I.  For the Franklin Global Real Estate Securities Fund, Franklin Strategic Income Securities Fund, Mutual Global Discovery Securities Fund, Mutual International Securities Fund, Mutual Shares Securities Fund and Templeton Global Bond Securities Fund, the “Principal Investment Policies and Practices - Commodity Exchange Act Exclusion” section of the Fund Details is replaced with the following:

The Fund is not intended as a vehicle for trading in the futures, commodity options or swaps markets. With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

As of January 1, 2013, the terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in futures, commodity options, swaps and non-deliverable foreign currency forwards (used for purposes other than bona fide hedging). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may need to adjust its investment strategies to limit its investments in these types of instruments. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

P-1

II.  For the Franklin Growth and Income Securities Fund, Franklin High Income Securities Fund and Franklin Income Securities Fund, the following is added above the “Principal Investment Policies and Practices - Temporary Investments” section of the Fund Details:

The Fund is not intended as a vehicle for trading in the futures, commodity options or swaps markets. With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

As of January 1, 2013, the terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in futures, commodity options, swaps and non-deliverable foreign currency forwards (used for purposes other than bona fide hedging). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may need to adjust its investment strategies to limit its investments in these types of instruments. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Please keep this supplement for future reference

P-2

SUPPLEMENT DATED JANUARY 1, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2012

OF

FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND

FRANKLIN GROWTH AND INCOME SECURITIES FUND

FRANKLIN HIGH INCOME SECURITIES FUND

FRANKLIN INCOME SECURITIES FUND

FRANKLIN STRATEGIC INCOME SECURITIES FUND

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND

MUTUAL GLOBAL DISCOVERY SECURITIES FUND

MUTUAL INTERNATIONAL SECURITIES FUND

MUTUAL SHARES SECURITIES FUND

TEMPLETON GLOBAL BOND SECURITIES FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

The statement of additional information is amended as follows:

The fourth paragraph on page 23 under “Glossary of Investments, Techniques, Strategies and Their Risks - Derivative instruments” is replaced with the following paragraphs:

The Fund is not intended as a vehicle for trading in the futures, commodity options or swaps markets. With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

As of January 1, 2013, the terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in futures, commodity options, swaps and non-deliverable foreign currency forwards (used for purposes other than bona fide hedging). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may need to adjust its investment strategies to limit its investments in these types of instruments. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this statement of additional information.

Please keep this supplement for future reference

SAI-1

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This annual report for Templeton Developing Markets Securities Fund covers the fiscal year ended December 31, 2012.

Performance Summary as of 12/31/12

Average annual total return of Class 3 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/12

	1-Year	5-Year	10-Year
Average Annual Total Return	+13.16%	-1.78%	+13.89%

*Since Class 3 shares were not offered until 5/1/04, performance prior to that date represents historical Class 2 performance. Since 5/1/04 (effective date), the average annual total return of Class 3 shares was +10.56%.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/03–12/31/12)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI Emerging Markets (EM) Index and the Standard & Poor’s®/International Finance Corporation Investable (S&P®/IFCI) Composite Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2013 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities Fund Class 3

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the MSCI EM Index posted a total return of +18.63%, and the S&P/IFCI Composite Index produced a total return of +18.89% for the same period.1 Please note index performance numbers are for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Global equity markets started 2012 strongly as investor optimism about global economic growth toward the end of 2011 carried over into early 2012. However, market exuberance faded after February as global economic indicators, particularly China’s, weakened and concerns rose again about Europe’s ongoing sovereign debt crisis, leading to a sharp sell-off in May and early June that erased the gains from the earlier part of the year.

Equity prices globally rebounded beginning in June, with investors responding initially to significant monetary and fiscal stimulus from countries globally, and later, to evidence that stimulus measures were beginning to gain traction. Along with their developed market counterparts, emerging market countries such as China, India, Brazil and South Korea announced fiscal stimulus and monetary easing measures. Brazil unveiled a 133 billion real (approximately $66 billion) economic stimulus package in August, and the South Korean government followed its June fiscal stimulus package with another 5.9 trillion won (approximately $5.2 billion) package in September. In addition to adopting an expansionary monetary policy, China announced a 1 trillion yuan (approximately $158 billion) fiscal stimulus plan in September. In India, the government’s unexpected announcement of a series of reforms boosted investor confidence.

The effects of monetary easing programs implemented by governments globally were evident in the second half of 2012 as financial markets

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Value securities may not increase in price as anticipated or may decline further in value. Risks associated with foreign investing include currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. Smaller or midsized companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

remained awash with liquidity. Net inflows into emerging market stock funds in 2012 offset 2011’s net outflows, with most inflows recorded in the second half of 2012.

Emerging market stocks recorded strong gains over the course of 2012, with all regions posting positive returns. For the 12 months ended December 31, 2012, the MSCI EM Index generated a total return of +18.63%, outperforming major developed markets such as the U.S., the U.K. and Japan, as well as recouping 2011 losses. Asian markets were among the top performers as strong economic growth, robust consumption and substantial investment inflows supported equity prices.

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment. We invest in securities without regard to benchmark comparisons.

Manager’s Discussion

During the 12 months under review, major contributors to the Fund’s absolute performance included Brazil-based AmBev (Companhia de Bebidas das Americas), one of the world’s largest beer and soft drink producers; Kasikornbank, a leading commercial bank in Thailand; and LUKOIL Holdings, Russia’s largest oil company. AmBev’s strong market position has allowed the company to achieve robust returns and build market share as consumers become wealthier and more discerning. The company’s strong operations, high profit margins and popular brands make it an attractive investment in our view. Delays to beer tax increases and indications that AmBev’s product price increases and higher margin product mix were protecting earnings drove the company’s share price higher in the latter part of the reporting period. We believe Kasikornbank is well positioned to benefit from Thailand’s potentially strong economic growth as the country continues to recover from the 2011 floods and the government’s fiscal stimulus measures, including minimum wage increases, work through the economy. Investor sentiment further improved as signs that European banks’ deleveraging in Thailand has been working to the advantage of local lenders during the recovery phase. LUKOIL’s strong earnings results in the third quarter of 2012 and plans for a multibillion dollar share buyback and higher dividends in the longer term supported the company’s share price. We maintained a positive view on the company because of its huge oil reserves, long-term uptrend in oil prices, low debt levels and valuations we considered to be attractive.

In contrast, key detractors from absolute performance included Itau Unibanco Holding, one of Brazil’s largest financial conglomerates; Yantai Changyu Pioneer Wine, a leading wine manufacturer in China; and TNK-BP Holding, one of Russia’s largest vertically integrated oil and gas companies. Itau Unibanco’s share price weakened as the Central Bank of Brazil’s interest rate cuts throughout most of 2012 threatened to affect the bank’s margins. In our view, cost-cutting initiatives undertaken by the bank could help offset lower spreads in the future. In the long term, we believe the bank could benefit from its strong market position as the Brazilian economy grows and consumer wealth increases. Concerns of fierce competition from existing and emerging domestic wineries, as well as foreign wineries, and the availability of opportunities we considered more attractive within the Fund’s investment universe led us to divest our investment in Yantai Changyu Pioneer Wine. Although TNK-BP improved its earnings in the third quarter, its share price was pressured by the market’s focus on the uncertainties associated with the sale of TNK-BP to Rosneft.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2012, the U.S. dollar rose in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

In the past 12 months, our continued search for investments we considered to be attractive led us to increase the Fund’s holdings in Hong Kong, South Korea and China via Hong Kong-listed China H and Red

Top 10 Holdings

Templeton Developing Markets Securities Fund

12/31/12

Company Sector/Industry, Country	% of Total Net Assets
AmBev (Companhia de Bebidas das Americas)	10.0%
Beverages, Brazil
PT Astra International Tbk	6.3%
Automobiles, Indonesia
Souza Cruz SA	5.2%
Tobacco, Brazil
Tata Consultancy Services Ltd.	5.1%
IT Services, India
LUKOIL Holdings, ADR	3.9%
Oil, Gas & Consumable Fuels, Russia
Kasikornbank PCL, fgn.	3.5%
Commercial Banks, Thailand
PetroChina Co. Ltd., H	3.5%
Oil, Gas & Consumable Fuels, China
Antofagasta PLC	3.1%
Metals & Mining, Chile
Samsung Electronics Co. Ltd.	2.9%
Semiconductors & Semiconductor Equipment, South Korea
CNOOC Ltd.	2.7%
Oil, Gas & Consumable Fuels, China

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Chip shares and to initiate investments in Colombia.2 We also added to the Fund’s investments in faster growing frontier markets by initiating positions in Saudi Arabia, Turkmenistan and Kenya and by increasing the Fund’s holdings in Nigeria and Qatar as we identified stocks with fundamentals we considered to be attractive. We increased the Fund’s investments in wireless telecommunication services, specialty and catalog retail, casinos and gaming, and electronic products companies. Key purchases included new positions in China Mobile, the country’s leading mobile services provider, and Dragon Oil, an independent oil company operating oilfields in the Caspian Sea off the shores of Turkmenistan, as well as an additional investment in Yanzhou Coal Mining, one of China’s largest coal producers.

Conversely, we reduced the Fund’s investments in India, Brazil and Russia and eliminated our position in Taiwan to focus on stocks we considered to be more attractively valued within our investment universe. We reduced the Fund’s holdings largely in diversified metals and mining, food retailing, oil and gas, and diversified banking companies. Key sales included elimination of our position in President Chain Store, the operator of 7-Eleven stores in Taiwan, as well as reductions of our investments in Brazil-based Vale, the world’s largest iron ore producer and exporter, and Bank Central Asia, a major Indonesian bank.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

2. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong Stock Exchange-listed companies with significant exposure to China.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Countries

Templeton Developing Markets Securities Fund 12/31/12

% of Total Net Assets
Brazil	19.8%
China	13.3%
Russia	13.2%
Indonesia	8.5%
Hong Kong	7.6%
India	6.1%
Chile	5.1%
Thailand	4.6%
South Africa	3.4%
South Korea	2.9%

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Developing Markets Securities Fund Class 3

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Fund-Level Expenses Incurred During Period* 7/1/12–12/31/12
Actual	$1,000	$1,128.80	$8.56
Hypothetical (5% return before expenses)	$1,000	$1,017.09	$8.11

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 3 shares (1.60%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 1	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.50	$11.40	$9.86	$6.11	$16.16

Income from investment operations[a]:
Net investment income[b]	0.19	0.17	0.09	0.12	0.16
Net realized and unrealized gains (losses)	1.06	(1.94)	1.63	4.02	(7.40)

Total from investment operations	1.25	(1.77)	1.72	4.14	(7.24)

Less distributions from:
Net investment income	(0.17)	(0.13)	(0.18)	(0.36)	(0.37)
Net realized gains	—	—	—	(0.03)	(2.44)

Total distributions	(0.17)	(0.13)	(0.18)	(0.39)	(2.81)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$10.58	$9.50	$11.40	$9.86	$6.11

Total return[d]	13.40%	(15.67)%	17.83%	73.32%	(52.62)%
Ratios to average net assets
Expenses	1.35%	1.40%	1.49%[e]	1.45%[e]	1.52%[e]
Net investment income	1.93%	1.57%	0.87%	1.64%	1.52%

Supplemental data
Net assets, end of year (000’s)	$203,568	$232,544	$347,242	$325,927	$234,213
Portfolio turnover rate	24.45%	14.90%	24.41%	56.58%[f]	75.11%[f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 2	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.42	$11.30	$9.78	$6.04	$15.99

Income from investment operations[a]:
Net investment income[b]	0.17	0.14	0.06	0.11	0.15
Net realized and unrealized gains (losses)	1.05	(1.92)	1.62	3.98	(7.33)

Total from investment operations	1.22	(1.78)	1.68	4.09	(7.18)

Less distributions from:
Net investment income	(0.14)	(0.10)	(0.16)	(0.32)	(0.33)
Net realized gains	—	—	—	(0.03)	(2.44)

Total distributions	(0.14)	(0.10)	(0.16)	(0.35)	(2.77)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$10.50	$9.42	$11.30	$9.78	$6.04

Total return[d]	13.16%	(15.86)%	17.58%	72.59%	(52.70)%
Ratios to average net assets
Expenses	1.60%	1.65%	1.74%[e]	1.70%[e]	1.77%[e]
Net investment income	1.68%	1.32%	0.62%	1.39%	1.27%

Supplemental data
Net assets, end of year (000’s)	$291,638	$295,223	$392,546	$435,947	$264,186
Portfolio turnover rate	24.45%	14.90%	24.41%	56.58%[f]	75.11%[f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.36	$11.23	$9.73	$6.02	$15.96

Income from investment operations[a]:
Net investment income[b]	0.17	0.14	0.06	0.10	0.11
Net realized and unrealized gains (losses)	1.04	(1.91)	1.60	3.97	(7.27)

Total from investment operations	1.21	(1.77)	1.66	4.07	(7.16)

Less distributions from:
Net investment income	(0.14)	(0.10)	(0.16)	(0.33)	(0.34)
Net realized gains	—	—	—	(0.03)	(2.44)

Total distributions	(0.14)	(0.10)	(0.16)	(0.36)	(2.78)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$10.43	$9.36	$11.23	$9.73	$6.02

Total return[d]	13.16%	(15.86)%	17.51%	72.63%	(52.67)%
Ratios to average net assets
Expenses	1.60%	1.65%	1.74%[e]	1.70%[e]	1.77%[e]
Net investment income	1.68%	1.32%	0.62%	1.39%	1.27%

Supplemental data
Net assets, end of year (000’s)	$48,277	$44,702	$66,484	$66,718	$32,953
Portfolio turnover rate	24.45%	14.90%	24.41%	56.58%[f]	75.11%[f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 4	2012	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.42	$11.30	$9.80	$6.09	$14.88

Income from investment operations[b]:
Net investment income (loss)[c]	0.16	0.13	0.05	0.09	(0.33)
Net realized and unrealized gains (losses)	1.04	(1.91)	1.61	4.00	(5.65)

Total from investment operations	1.20	(1.78)	1.66	4.09	(5.98)

Less distributions from:
Net investment income	(0.12)	(0.10)	(0.16)	(0.35)	(0.37)
Net realized gains	—	—	—	(0.03)	(2.44)

Total distributions	(0.12)	(0.10)	(0.16)	(0.38)	(2.81)

Redemption fees[d]	—	—	—	—	—

Net asset value, end of year	$10.50	$9.42	$11.30	$9.80	$6.09

Total return[e]	13.06%	(15.88)%	17.41%	72.45%	(48.66)%
Ratios to average net assets[f]
Expenses	1.70%	1.75%	1.84%[g]	1.80%[g]	1.87%[g]
Net investment income	1.58%	1.22%	0.52%	1.29%	1.17%

Supplemental data
Net assets, end of year (000’s)	$23,341	$24,380	$37,198	$26,362	$7,208
Portfolio turnover rate	24.45%	14.90%	24.41%	56.58%[h]	75.11%[h]

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Closed End Funds 0.6%
Romania 0.6%
SIF Banat-Crisana	Diversified Financial Services	1,457,300	$524,048
SIF Moldova	Diversified Financial Services	1,525,345	657,180
SIF Muntenia	Diversified Financial Services	1,290,232	294,582
SIF Oltenia	Diversified Financial Services	1,826,291	762,174
SIF Transilvania	Diversified Financial Services	4,970,540	1,050,025

Total Closed End Funds (Cost $3,015,120)			3,288,009

Common Stocks 91.5%
Australia 1.2%
BHP Billiton Ltd.	Metals & Mining	180,668	7,059,812

Austria 0.8%
Raiffeisen Bank International AG	Commercial Banks	104,495	4,345,734

Brazil 16.5%
Companhia de Bebidas das Americas (AmBev)	Beverages	1,362,350	56,607,663
Itau Unibanco Holding SA, ADR	Commercial Banks	462,409	7,611,252
Souza Cruz SA	Tobacco	1,949,428	29,506,727

			93,725,642

Chile 3.1%
Antofagasta PLC	Metals & Mining	794,779	17,410,276

China 13.3%
Anhui Conch Cement Co. Ltd., H	Construction Materials	2,523,144	9,180,692
China Mobile Ltd.	Wireless Telecommunication Services	532,000	6,195,026
China Overseas Land & Investment Ltd.	Real Estate Management & Development	1,142,600	3,405,575
[a]China Vanke Co. Ltd., B	Real Estate Management & Development	720,371	1,161,851
CNOOC Ltd.	Oil, Gas & Consumable Fuels	7,181,000	15,547,522
[b]Great Wall Motor Co. Ltd., H	Automobiles	3,552,677	11,093,163
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	13,880,000	19,592,555
Yanzhou Coal Mining Co. Ltd., H	Oil, Gas & Consumable Fuels	5,488,000	9,077,921

			75,254,305

Colombia 1.1%
Bancolombia SA, ADR	Commercial Banks	53,200	3,542,056
Ecopetrol SA, ADR	Oil, Gas & Consumable Fuels	41,261	2,462,044

			6,004,100

Hong Kong 7.6%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	1,014,733	11,073,321
Giordano International Ltd.	Specialty Retail	2,516,000	2,418,528
I.T Ltd.	Specialty Retail	5,818,000	2,424,714
Luk Fook Holdings (International) Ltd.	Specialty Retail	2,126,313	6,694,241
[c]Luk Fook Holdings (International) Ltd., 144A	Specialty Retail	130,000	409,277
SJM Holdings Ltd.	Hotels, Restaurants & Leisure	6,221,030	14,448,378
VTech Holdings Ltd.	Communications Equipment	506,300	5,673,643

			43,142,102

Hungary 0.1%
OTP Bank PLC	Commercial Banks	26,840	504,992

India 6.1%
Grasim Industries Ltd.	Construction Materials	28,924	1,667,196
Tata Consultancy Services Ltd.	IT Services	1,250,630	28,688,241
Tata Motors Ltd.	Automobiles	753,700	4,291,550

			34,646,987

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Indonesia 8.5%
PT Astra International Tbk	Automobiles	45,325,000	$35,742,671
PT Bank Central Asia Tbk	Commercial Banks	6,854,532	6,472,243
PT Bank Rakyat Indonesia (Persero) Tbk	Commercial Banks	8,664,000	6,247,969

			48,462,883

Kazakhstan 0.2%
[c,d]KCell JSC, 144A, GDR	Wireless Telecommunication Services	88,000	1,045,000

Kenya 0.9%
British American Tobacco Kenya Ltd. Corp.	Tobacco	79,928	450,756
Equity Bank Ltd.	Commercial Banks	9,089,352	2,510,141
Kenya Commercial Bank Ltd.	Commercial Banks	6,577,200	2,313,492

			5,274,389

Mexico 0.9%
Kimberly Clark de Mexico SAB de CV, A	Household Products	1,952,613	5,045,590

Nigeria 1.2%
FBN Holdings PLC	Commercial Banks	20,111,493	2,025,961
Guinness Nigeria PLC	Beverages	482,717	850,126
Nigerian Breweries PLC	Beverages	4,303,824	4,051,631
Unilever Nigeria PLC	Household Products	216,216	65,079

			6,992,797

Qatar 1.0%
Industries Qatar QSC	Industrial Conglomerates	134,425	5,725,947

Russia 13.2%
Gazprom, ADR	Oil, Gas & Consumable Fuels	351,200	3,417,176
Gazprom, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	470,200	4,450,443
[e]LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	75,208	5,076,540
[e]LUKOIL Holdings, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	260,068	17,210,000
Mining and Metallurgical Co. Norilsk Nickel, ADR	Metals & Mining	251,243	4,758,542
Sberbank of Russia	Commercial Banks	4,803,540	14,609,867
TNK-BP Holding	Oil, Gas & Consumable Fuels	5,340,274	9,998,104
[f]Uralkali OJSC, GDR, Reg S	Chemicals	401,096	15,361,977

			74,882,649

Singapore 0.3%
Keppel Corp. Ltd.	Industrial Conglomerates	197,557	1,804,226

South Africa 3.4%
Remgro Ltd.	Diversified Financial Services	678,624	12,843,868
Tiger Brands Ltd.	Food Products	167,332	6,470,715

			19,314,583

South Korea 2.9%
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	11,308	16,181,016

Sweden 0.4%
Oriflame Cosmetics SA, SDR	Personal Products	76,076	2,417,619

Switzerland 0.1%
Compagnie Financiere Richemont SA	Textiles, Apparel & Luxury Goods	3,735	291,341

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Thailand 4.6%
Kasikornbank PCL, fgn.	Commercial Banks	3,116,500	$19,710,500
PTT Exploration and Production PCL, fgn.	Oil, Gas & Consumable Fuels	561,480	3,009,731
PTT PCL, fgn.	Oil, Gas & Consumable Fuels	335,700	3,642,831

			26,363,062

Turkmenistan 0.9%
Dragon Oil PLC	Oil, Gas & Consumable Fuels	551,476	5,002,586

United Arab Emirates 1.6%
Emaar Properties PJSC	Real Estate Management & Development	8,942,377	9,129,719

United States 1.0%
Avon Products Inc.	Personal Products	391,680	5,624,525

Vietnam 0.2%
Dong Phu Rubber JSC	Chemicals	104,160	270,784
Hau Giang Pharmaceutical JSC	Pharmaceuticals	95,800	335,880
Vinacafe Bien Hoa JSC	Food Products	68,500	527,691

			1,134,355

Zimbabwe 0.4%
Delta Corp. Ltd.	Beverages	2,114,695	2,114,695

Total Common Stocks (Cost $322,391,156)			518,900,932

[g]Participatory Notes 1.0%
Saudi Arabia 1.0%
[c]Deutsche Bank AG/London, Saudi Dairy & Foodstuff Co., 144A, 5/13/14	Food Products	17,146	296,010
HSBC Bank PLC, Etihad Etisalat Co., 12/05/14	Wireless Telecommunication Services	273,520	5,542,526

Total Participatory Notes (Cost $5,485,786)			5,838,536

Preferred Stocks 5.3%
Brazil 3.3%
Itausa—Investimentos Itau SA, pfd.	Commercial Banks	1,241,305	5,993,666
Vale SA, ADR, pfd., A	Metals & Mining	617,082	12,526,764

			18,520,430

Chile 2.0%
Embotelladora Andina SA, pfd., A	Beverages	2,228,017	11,356,273

Total Preferred Stocks (Cost $13,959,833)			29,876,703

Total Investments before Short Term Investments (Cost $344,851,895)			557,904,180

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Developing Markets Securities Fund	Shares	Value
Short Term Investments 1.5%
Money Market Funds (Cost $7,835,244) 1.4%
United States 1.4%
[d,h] Institutional Fiduciary Trust Money Market Portfolio	7,835,244	$7,835,244

[i]Investments from Cash Collateral Received for Loaned Securities (Cost $519,746) 0.1%
Money Market Funds 0.1%
United States 0.1%
[j] BNY Mellon Overnight Government Fund, 0.191%	519,746	519,746

Total Investments (Cost $353,206,885) 99.9%		566,259,170
Other Assets, less Liabilities 0.1%		563,940

Net Assets 100.0%		$566,823,110

See Abbreviations on page TD-27.

aSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2012, the value of this security was $1,161,851, representing 0.20% of net assets.

bA portion or all of the security is on loan at December 31, 2012. See Note 1(d).

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2012, the value of this security was $1,750,287, representing 0.31% of net assets.

dNon-income producing.

eAt December 31, 2012, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2012, the value of this security was $15,361,977, representing 2.71% of net assets.

gSee Note 1(c) regarding Participatory Notes.

hSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

iSee Note 1(d) regarding securities on loan.

jThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2012

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$345,371,641
Cost - Sweep Money Fund (Note 7)	7,835,244

Total cost of investments	$353,206,885

Value - Unaffiliated issuers	$558,423,926
Value - Sweep Money Fund (Note 7)	7,835,244

Total value of investments (includes securities loaned in the amount of $484,447)	566,259,170
Cash	347,851
Foreign currency, at value (cost $1,107,097)	1,106,264
Receivables:
Investment securities sold	1,155,489
Capital shares sold	299,728
Dividends	939,544
Foreign tax	27,955
Other assets	13

Total assets	570,136,014

Liabilities:
Payables:
Investment securities purchased	902,926
Capital shares redeemed	682,389
Affiliates	738,933
Reports to shareholders	290,356
Payable upon return of securities loaned	519,746
Deferred tax	21,147
Accrued expenses and other liabilities	157,407

Total liabilities	3,312,904

Net assets, at value	$566,823,110

Net assets consist of:
Paid-in capital	$444,351,078
Undistributed net investment income	3,581,480
Net unrealized appreciation (depreciation)	213,008,895
Accumulated net realized gain (loss)	(94,118,343)

Net assets, at value	$566,823,110

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2012

Templeton Developing Markets Securities Fund
Class 1:
Net assets, at value	$203,567,592

Shares outstanding	19,236,831

Net asset value and maximum offering price per share	$10.58

Class 2:
Net assets, at value	$291,638,175

Shares outstanding	27,775,202

Net asset value and maximum offering price per share	$10.50

Class 3:
Net assets, at value	$48,276,843

Shares outstanding	4,627,350

Net asset value and maximum offering price per share[a]	$10.43

Class 4:
Net assets, at value	$23,340,500

Shares outstanding	2,221,879

Net asset value and maximum offering price per share	$10.50

aRedemption price is equal to net asset value less redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2012

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $1,825,370)	$19,101,579
Income from securities loaned	89,245

Total investment income	19,190,824

Expenses:
Management fees (Note 3a)	6,421,154
Administrative fees (Note 3b)	820,111
Distribution fees: (Note 3c)
Class 2	738,441
Class 3	124,192
Class 4	83,857
Unaffiliated transfer agent fees	1,097
Custodian fees (Note 4)	347,364
Reports to shareholders	250,378
Professional fees	61,425
Trustees’ fees and expenses	2,385
Other	18,676

Total expenses	8,869,080

Net investment income	10,321,744

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	37,874,580
Foreign currency transactions	(686,924)

Net realized gain (loss)	37,187,656

Net change in unrealized appreciation (depreciation) on:
Investments	25,554,023
Translation of other assets and liabilities denominated in foreign currencies	394
Change in deferred taxes on unrealized appreciation	(21,147)

Net change in unrealized appreciation (depreciation)	25,533,270

Net realized and unrealized gain (loss)	62,720,926

Net increase (decrease) in net assets resulting from operations	$73,042,670

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Year Ended December 31,
	2012	2011

Increase (decrease) in net assets:
Operations:
Net investment income	$10,321,744	$10,217,132
Net realized gain (loss) from investments and foreign currency transactions	37,187,656	41,092,169
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	25,533,270	(168,736,087)

Net increase (decrease) in net assets resulting from operations	73,042,670	(117,426,786)

Distributions to shareholders from:
Net investment income:
Class 1	(3,523,272)	(3,575,470)
Class 2	(4,111,805)	(3,331,863)
Class 3	(716,639)	(556,039)
Class 4	(295,623)	(314,405)

Total distributions to shareholders	(8,647,339)	(7,777,777)

Capital share transactions: (Note 2)
Class 1	(52,933,691)	(64,505,854)
Class 2	(36,646,633)	(37,899,841)
Class 3	(1,195,085)	(11,807,405)
Class 4	(3,647,744)	(7,237,721)

Total capital share transactions	(94,423,153)	(121,450,821)

Redemption fees	1,457	34,912

Net increase (decrease) in net assets	(30,026,365)	(246,620,472)

Net assets:
Beginning of year	596,849,475	843,469,947

End of year	$566,823,110	$596,849,475

Undistributed net investment income included in net assets:
End of year	$3,581,480	$2,273,752

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Developing Markets Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2012, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Redemption Fees (continued)

retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2012		2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,107,285	$11,165,172	2,813,987	$30,009,154
Shares issued in reinvestment of distributions	385,901	3,523,272	324,453	3,575,470
Shares redeemed	(6,733,412)	(67,622,135)	(9,124,103)	(98,090,478)

Net increase (decrease)	(5,240,226)	$(52,933,691)	(5,985,663)	$(64,505,854)

Class 2 Shares:
Shares sold	3,879,555	$38,012,902	6,746,331	$70,699,788
Shares issued in reinvestment of distributions	453,341	4,111,805	304,558	3,331,863
Shares redeemed	(7,891,630)	(78,771,340)	(10,448,699)	(111,931,492)

Net increase (decrease)	(3,558,734)	$(36,646,633)	(3,397,810)	$(37,899,841)

Class 3 Shares:
Shares sold	998,194	$10,036,984	848,211	$9,362,399
Shares issued in reinvestment of distributions	79,538	716,639	51,154	556,039
Shares redeemed	(1,224,195)	(11,948,708)	(2,043,372)	(21,725,843)

Net increase (decrease)	(146,463)	$(1,195,085)	(1,144,007)	$(11,807,405)

Class 4 Shares:
Shares sold	257,374	$2,544,613	464,313	$5,040,717
Shares issued on reinvestment of distributions	32,558	295,623	28,739	314,405
Shares redeemed	(656,835)	(6,487,980)	(1,194,944)	(12,592,843)

Net increase (decrease)	(366,903)	$(3,647,744)	(701,892)	$(7,237,721)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2012, the Fund had capital loss carryforwards of $88,126,277 expiring in 2017. During the year ended December 31, 2012, the Fund utilized $37,266,586 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

	2012	2011
Distributions paid from ordinary income	$8,647,339	$7,777,777

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$366,035,619

Unrealized appreciation	$213,583,936
Unrealized depreciation	(13,360,385)

Net unrealized appreciation (depreciation)	$200,223,551

Distributable earnings - undistributed ordinary income	$10,416,502

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2012, aggregated $139,316,597 and $201,621,832, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

9. CREDIT FACILITY (continued)

Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at December 31, 2012, due to market events and temporary trading halts, the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financial instruments valued at $160,414,800 from Level 1 to Level 2 within the fair value hierarchy.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

10. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of December 31, 2012, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Closed End Funds	$3,288,009	$—	$—	$3,288,009
Equity Investments:[a]
Australia	—	7,059,812	—	7,059,812
Austria	—	4,345,734	—	4,345,734
Brazil	20,138,016	92,108,056	—	112,246,072
Chile	11,356,273	17,410,276	—	28,766,549
China	74,092,454	1,161,851	—	75,254,305
Hong Kong	32,068,781	11,073,321	—	43,142,102
Kazakhstan	—	1,045,000	—	1,045,000
Singapore	—	1,804,226	—	1,804,226
South Africa	—	19,314,583	—	19,314,583
Turkmenistan	—	5,002,586	—	5,002,586
Vietnam	—	1,134,355	—	1,134,355
All Other Equity Investments[b]	249,662,311	—	—	249,662,311
Participatory Notes	—	5,838,536	—	5,838,536
Short Term Investments	7,835,244	519,746	—	8,354,990

Total Investments in Securities	$398,441,088	$167,818,082	$—	$566,259,170

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

SDR - Swedish Depositary Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Securities Fund (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

TEMPLETON FOREIGN SECURITIES FUND

We are pleased to bring you Templeton Foreign Securities Fund’s annual report for the fiscal year ended December 31, 2012.

Performance Summary as of 12/31/12

Average annual total return of Class 3 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/12

	1-Year	5-Year	10-Year
Average Annual Total Return	+18.30%	-1.30%	+8.53%

*Since Class 3 shares were not offered until 5/1/04, performance prior to that date represents historical Class 2 performance. Since 5/1/04 (effective date), the average annual total return of Class 3 shares was +6.18%.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/03–12/31/12)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI Europe, Australasia, Far East (EAFE) Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2013 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Foreign Securities Fund – Class 3

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably to its benchmark, the MSCI EAFE Index, which produced a +17.90% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Global developed stocks, as measured by the MSCI World Index, rallied through the spring of 2012 before a brief drop in early summer gave way to a recovery, leading to solid 12-month gains.2 Periodic downturns were primarily attributable to concerns about slowing global economic growth, European sovereign debt and U.S. fiscal negotiations. The market’s focus early in 2012 was Europe’s debt crisis. Seeking to address it, relatively new leaders in Italy and Greece and for the International Monetary Fund, World Bank and European Central Bank (ECB) offered plans for stability and growth. The leadership’s initial policy responses — which included enhanced liquidity measures and an ineffective Spanish banking bailout — did little to address the structural imbalances of eurozone economies or the solvency fears plaguing the region’s banking system. Thus, debt yields for certain countries spiked to record levels in the first quarter of 2012. However, measures intended to address the seemingly toxic link between Europe’s banks and sovereign bonds emerged when European Union leaders agreed to a deployment of temporary and permanent bailout funds. ECB President Mario Draghi’s declaration that “the ECB is ready to do whatever it takes to preserve the euro” further buoyed markets.

In the U.S., the Federal Reserve Board announced additional rounds of quantitative easing and opted to extend its strategy designed to lower systemically important interest rates. In Asia, the People’s Bank of China cut borrowing costs for the first time since the global financial

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries, may increase the economic risk of investing in companies in Europe. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

crisis began, and the Bank of Japan launched its eighth round of quantitative easing in little more than a decade. Headwinds to growth negatively affected most world regions during 2012, including recently resilient emerging markets, and the International Monetary Fund lowered its global growth outlook. However, the slowdown appeared less severe than expected in developed markets such as Germany and the U.S. In the latter half of 2012, policy measures seemed to take hold and supported global economic recovery, contributing to expansion in many emerging market countries as well as a slowing rate of contraction in Europe. Toward year-end, investor focus shifted to the U.S., where policymakers sought to avert automatic spending cuts and tax hikes, commonly known as the “fiscal cliff.” Just after year-end, Congress passed compromise legislation that preserved lower income tax rates for most U.S. households and delayed far-reaching federal spending cuts. Despite adversity and uncertainty throughout the 12-month period, virtually all major asset classes finished 2012 with positive returns.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the year under review, our overweighting and stock selection in the financials sector were major contributors to Fund performance relative to the MSCI EAFE Index, including commercial banks BNP Paribas (France) and Lloyds Banking Group (U.K.); insurers Swiss Re (Switzerland), Aviva (U.K.), Muenchener Rueckversicherungs-Gesellschaft (Munich Reinsurance; Germany) and AXA (France); and diversified financial services provider ING Groep (Netherlands).3 Stock selection in health care, industrials, information technology and energy also aided relative results, with key contributors such as French pharmaceuticals company Sanofi; South Korean semiconductor, telecommunication and digital media products manufacturer Samsung

3. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

Electronics;4 and Norwegian oilfield products and services provider Aker Solutions.5

In contrast, our overweighting in the telecommunication services sector was a significant detractor from Fund performance.6 Positions in U.K. wireless communications provider Vodafone Group and diversified telecommunication providers Telefonica (Spain), Telekom Austria (sold by period-end), France Telecom and China Telecom4 weighed on relative performance. Stock selection in the consumer staples sector also hurt relative results, and U.K. supermarket chain Tesco led the Fund’s sector losses due to slowing sales growth and falling margins.7 An underweighting in the consumer discretionary sector also hindered performance.8 Although the financials sector benefited performance overall, Italian commercial bank UniCredit lost value. Other notable detractors included personal computing and mobile communication device manufacturer Compal Electronics (Taiwan)4 and Norwegian oil and gas company Statoil.

From a geographic perspective, our stock selection in Asia benefited the Fund’s relative performance, as a number of our investments in Japan and South Korea4 performed well. Our exposure to China and Taiwan, however, was detrimental.4 In Europe our stock selection boosted results, particularly in the Netherlands, Switzerland and Norway, but our investments in Austria, Sweden and the U.K. hindered relative performance. In other regions, our exposure to Brazil and Canada weighed on results.4

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which

4. Not an index component.

5. The health care sector comprises life sciences tools and services and pharmaceuticals in the SOI. The industrials sector comprises aerospace and defense, airlines, automobiles, commercial services and supplies, industrial conglomerates, professional services, and trading companies and distributors in the SOI. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

6. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

7. The consumer staples sector comprises food and staples retailing in the SOI.

8. The consumer discretionary sector comprises automobiles, multiline retail and specialty retail in the SOI.

Top 10 Holdings

Templeton Foreign Securities Fund

12/31/12

Company Sector/Industry, Country	% of Total Net Assets
Sanofi	3.7%
Pharmaceuticals, France
Credit Suisse Group AG	3.2%
Capital Markets, Switzerland
BNP Paribas SA	2.8%
Commercial Banks, France
Roche Holding AG	2.7%
Pharmaceuticals, Switzerland
Samsung Electronics Co. Ltd.	2.7%
Semiconductors & Semiconductor Equipment, South Korea
ING Groep NV	2.5%
Diversified Financial Services, Netherlands
GlaxoSmithKline PLC	2.4%
Pharmaceuticals, U.K.
Aviva PLC	2.3%
Insurance, U.K.
Tesco PLC	2.2%
Food & Staples Retailing, U.K.
AXA SA	2.1%
Insurance, France

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

can contribute to Fund performance. For the 12 months ended December 31, 2012, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Foreign Securities Fund – Class 3

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Fund-Level Expenses Incurred During Period* 7/1/12–12/31/12
Actual	$1,000	$1,167.10	$5.61
Hypothetical (5% return before expenses)	$1,000	$1,019.96	$5.23

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 3 shares (1.03%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 1	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.78	$14.54	$13.68	$10.95	$20.57

Income from investment operations[a]:
Net investment income[b]	0.38	0.42	0.28	0.25	0.45
Net realized and unrealized gains (losses)	1.91	(1.90)	0.86	3.39	(8.01)

Total from investment operations	2.29	(1.48)	1.14	3.64	(7.56)

Less distributions from:
Net investment income	(0.44)	(0.28)	(0.28)	(0.43)	(0.45)
Net realized gains	—	—	—	(0.48)	(1.61)

Total distributions	(0.44)	(0.28)	(0.28)	(0.91)	(2.06)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$14.63	$12.78	$14.54	$13.68	$10.95

Total return[d]	18.60%	(10.44)%	8.67%	37.34%	(40.23)%
Ratios to average net assets
Expenses	0.79%	0.79% [e]	0.78% [e]	0.78% [e]	0.77% [e]
Net investment income	2.84%	2.92%	2.10%	2.28%	2.82%

Supplemental data
Net assets, end of year (000’s)	$265,924	$254,292	$321,282	$318,173	$262,725
Portfolio turnover rate	12.53%	21.09%	19.16%	22.50%	18.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 2	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.56	$14.29	$13.45	$10.76	$20.25

Income from investment operations[a]:
Net investment income[b]	0.34	0.37	0.25	0.22	0.40
Net realized and unrealized gains (losses)	1.87	(1.86)	0.84	3.34	(7.89)

Total from investment operations	2.21	(1.49)	1.09	3.56	(7.49)

Less distributions from:
Net investment income	(0.40)	(0.24)	(0.25)	(0.39)	(0.39)
Net realized gains	—	—	—	(0.48)	(1.61)

Total distributions	(0.40)	(0.24)	(0.25)	(0.87)	(2.00)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$14.37	$12.56	$14.29	$13.45	$10.76

Total return[d]	18.23%	(10.63)%	8.41%	37.04%	(40.38)%
Ratios to average net assets
Expenses	1.04%	1.04% [e]	1.03% [e]	1.03% [e]	1.02% [e]
Net investment income	2.59%	2.67%	1.85%	2.03%	2.57%

Supplemental data
Net assets, end of year (000’s)	$1,744,231	$1,679,412	$2,090,757	$2,010,268	$1,702,038
Portfolio turnover rate	12.53%	21.09%	19.16%	22.50%	18.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.51	$14.24	$13.37	$10.70	$20.18

Income from investment operations[a]:
Net investment income[b]	0.34	0.37	0.25	0.25	0.39
Net realized and unrealized gains (losses)	1.87	(1.86)	0.84	3.30	(7.84)

Total from investment operations	2.21	(1.49)	1.09	3.55	(7.45)

Less distributions from:
Net investment income	(0.40)	(0.24)	(0.22)	(0.40)	(0.42)
Net realized gains	—	—	—	(0.48)	(1.61)

Total distributions	(0.40)	(0.24)	(0.22)	(0.88)	(2.03)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$14.32	$12.51	$14.24	$13.37	$10.70

Total return[d]	18.30%	(10.68)%	8.41%	37.20%	(40.39)%
Ratios to average net assets
Expenses	1.04%	1.04% [e]	1.03% [e]	1.03% [e]	1.02% [e]
Net investment income	2.59%	2.67%	1.85%	2.03%	2.57%

Supplemental data
Net assets, end of year (000’s)	$91,642	$88,380	$108,766	$115,364	$271,061
Portfolio turnover rate	12.53%	21.09%	19.16%	22.50%	18.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 4	2012	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.66	$14.43	$13.59	$10.91	$18.90

Income from investment operations[b]:
Net investment income[c]	0.33	0.36	0.17	0.21	0.15
Net realized and unrealized gains (losses)	1.89	(1.88)	0.92	3.37	(6.08)

Total from investment operations	2.22	(1.52)	1.09	3.58	(5.93)

Less distributions from:
Net investment income	(0.40)	(0.25)	(0.25)	(0.42)	(0.45)
Net realized gains	—	—	—	(0.48)	(1.61)

Total distributions	(0.40)	(0.25)	(0.25)	(0.90)	(2.06)

Redemption fees[d]	—	—	—	—	—

Net asset value, end of year	$14.48	$12.66	$14.43	$13.59	$10.91

Total return[e]	18.14%	(10.74)%	8.38%	36.84%	(35.15)%
Ratios to average net assets[f]
Expenses	1.14%	1.14% [g]	1.13% [g]	1.13% [g]	1.12% [g]
Net investment income	2.49%	2.57%	1.75%	1.93%	2.47%

Supplemental data
Net assets, end of year (000’s)	$416,277	$353,346	$305,505	$48,501	$14,287
Portfolio turnover rate	12.53%	21.09%	19.16%	22.50%	18.27%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests 96.6%
Aerospace & Defense 1.2%
BAE Systems PLC	United Kingdom	5,263,730	$29,271,038

Airlines 1.0%
Deutsche Lufthansa AG	Germany	1,380,760	26,095,324

Automobiles 2.1%
[a]Mazda Motor Corp.	Japan	5,453,000	11,175,790
[b]Toyota Motor Corp., ADR	Japan	440,460	41,072,895

			52,248,685

Capital Markets 5.5%
Credit Suisse Group AG	Switzerland	3,325,440	80,869,934
KKR & Co., LP	United States	1,155,000	17,590,650
UBS AG	Switzerland	2,504,440	39,043,381

			137,503,965

Chemicals 1.4%
Akzo Nobel NV	Netherlands	527,560	34,913,474

Commercial Banks 12.3%
BNP Paribas SA	France	1,218,660	69,359,928
DBS Group Holdings Ltd.	Singapore	2,174,520	26,698,792
Hana Financial Group Inc.	South Korea	609,900	19,897,268
HSBC Holdings PLC	United Kingdom	4,015,600	42,123,580
KB Financial Group Inc., ADR	South Korea	1,319,301	47,362,906
[a]Lloyds Banking Group PLC	United Kingdom	58,981,650	47,020,496
[a]UniCredit SpA	Italy	8,365,386	41,184,007
United Overseas Bank Ltd.	Singapore	985,000	16,159,960

			309,806,937

Commercial Services & Supplies 0.8%
G4S PLC	United Kingdom	5,045,810	21,153,214

Communications Equipment 0.7%
Ericsson, B, ADR	Sweden	1,675,840	16,925,984

Computers & Peripherals 0.8%
Compal Electronics Inc.	Taiwan	28,536,431	19,194,468

Construction & Engineering 0.8%
Carillion PLC	United Kingdom	3,750,730	19,501,528

Construction Materials 0.5%
CRH PLC	Ireland	659,820	13,414,605

Containers & Packaging 0.9%
Rexam PLC	United Kingdom	3,021,290	21,627,709

Diversified Financial Services 2.5%
[a]ING Groep NV	Netherlands	6,729,094	63,895,833

Diversified Telecommunication Services 7.1%
China Telecom Corp. Ltd., H	China	47,482,357	26,405,465
France Telecom SA	France	2,164,143	24,002,225
Singapore Telecommunications Ltd.	Singapore	11,753,000	31,984,174
Telefonica SA, ADR	Spain	1,813,382	24,462,523
Telenor ASA	Norway	2,489,134	50,664,622
Vivendi SA	France	928,427	20,991,666

			178,510,675

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Electrical Equipment 0.4%
Shanghai Electric Group Co. Ltd.	China	23,792,000	$10,161,159

Electronic Equipment, Instruments & Components 1.0%
[a]Flextronics International Ltd.	Singapore	4,134,370	25,674,438

Energy Equipment & Services 2.1%
Aker Solutions ASA	Norway	1,617,940	33,492,976
Trican Well Service Ltd.	Canada	1,421,400	18,775,503

			52,268,479

Food & Staples Retailing 2.2%
Tesco PLC	United Kingdom	10,082,690	55,576,590

Industrial Conglomerates 3.8%
Hutchison Whampoa Ltd.	Hong Kong	2,500,239	26,098,427
Koninklijke Philips Electronics NV	Netherlands	1,473,320	39,003,432
Siemens AG	Germany	285,414	31,201,896

			96,303,755

Insurance 11.6%
ACE Ltd.	United States	307,649	24,550,390
Aegon NV	Netherlands	5,759,330	37,194,330
AIA Group Ltd.	Hong Kong	9,767,000	38,121,577
Aviva PLC	United Kingdom	9,477,840	58,660,341
AXA SA	France	2,967,908	53,669,123
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	141,850	25,601,054
NKSJ Holdings Inc.	Japan	1,237,900	26,515,052
Swiss Re AG	Switzerland	387,030	27,863,961

			292,175,828

Life Sciences Tools & Services 0.4%
Lonza Group AG	Switzerland	175,440	9,460,554

Media 1.2%
Reed Elsevier NV	Netherlands	2,017,693	29,909,754

Metals & Mining 1.1%
POSCO	South Korea	88,500	29,038,490

Multi-Utilities 1.3%
E.ON SE	Germany	917,590	17,205,765
GDF Suez	France	697,431	14,360,514

			31,566,279

Multiline Retail 1.0%
Marks & Spencer Group PLC	United Kingdom	4,066,900	25,575,433

Oil, Gas & Consumable Fuels 9.0%
BP PLC	United Kingdom	4,406,715	30,648,057
Reliance Industries Ltd.	India	998,145	15,265,533
Royal Dutch Shell PLC, A	United Kingdom	16,803	583,295
Royal Dutch Shell PLC, B	United Kingdom	1,292,973	46,128,210
Statoil ASA	Norway	2,077,160	52,334,683
Suncor Energy Inc.	Canada	413,300	13,610,917
Talisman Energy Inc.	Canada	1,506,600	17,064,435
Total SA, B	France	979,926	50,974,857

			226,609,987

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Pharmaceuticals 10.9%
GlaxoSmithKline PLC	United Kingdom	2,772,585	$60,363,396
Merck KGaA	Germany	211,460	27,861,922
Novartis AG	Switzerland	417,200	26,184,673
Roche Holding AG	Switzerland	336,760	67,694,150
Sanofi	France	986,035	93,485,989

			275,590,130

Professional Services 1.5%
Hays PLC	United Kingdom	11,353,070	15,459,102
Randstad Holding NV	Netherlands	625,250	23,201,318

			38,660,420

Real Estate Management & Development 0.0%†
Cheung Kong (Holdings) Ltd.	Hong Kong	922	14,157

Semiconductors & Semiconductor Equipment 5.1%
Infineon Technologies AG	Germany	1,103,225	8,984,975
Samsung Electronics Co. Ltd.	South Korea	46,744	66,887,638
Siliconware Precision Industries Co.	Taiwan	22,109,000	23,580,905
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	8,644,526	28,849,786

			128,303,304

Software 1.0%
Trend Micro Inc.	Japan	868,100	26,193,449

Specialty Retail 1.7%
Kingfisher PLC	United Kingdom	9,366,486	43,749,567

Trading Companies & Distributors 0.9%
Itochu Corp.	Japan	2,102,500	22,190,789

Wireless Telecommunication Services 2.8%
China Mobile Ltd.	China	2,340,000	27,248,799
Vodafone Group PLC, ADR	United Kingdom	1,700,170	42,827,282

			70,076,081

Total Common Stocks and Other Equity Interests (Cost $2,257,464,571)			2,433,162,082

Preferred Stocks 1.4%
Metals & Mining 1.0%
Vale SA, ADR, pfd., A	Brazil	1,210,222	24,567,507

Oil, Gas & Consumable Fuels 0.4%
Petroleo Brasileiro SA, ADR, pfd.	Brazil	517,880	9,995,084

Total Preferred Stocks (Cost $13,315,243)			34,562,591

Total Investments before Short Term Investments (Cost $2,270,779,814)			2,467,724,673

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Short Term Investments 3.2%
Money Market Funds (Cost $73,488,658) 2.9%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	United States	73,488,658	$73,488,658

dInvestments from Cash Collateral Received for Loaned Securities (Cost $6,617,600) 0.3%
Money Market Funds 0.3%
[e]BNY Mellon Overnight Government Fund, 0.191%	United States	6,617,600	6,617,600

Total Investments (Cost $2,350,886,072) 101.2%			2,547,830,931
Other Assets, less Liabilities (1.2)%			(29,756,419)

Net Assets 100.0%			$2,518,074,512

See Abbreviations on page TF-27.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2012. See Note 1(c).

cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(c) regarding securities on loan.

eThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statements of Assets and Liabilities

December 31, 2012

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,277,397,414
Cost - Sweep Money Fund (Note 7)	73,488,658

Total cost of investments	$2,350,886,072

Value - Unaffiliated issuers	$2,474,342,273
Value - Sweep Money Fund (Note 7)	73,488,658

Total value of investments (includes securities loaned in the amount $6,564,800)	2,547,830,931
Cash	84,421
Receivables:
Capital shares sold	599,281
Dividends and interest	4,557,706
Other assets	58

Total assets	2,553,072,397

Liabilities:
Payables:
Capital shares redeemed	25,031,570
Affiliates	2,555,211
Payable upon return of securities loaned	6,617,600
Accrued expenses and other liabilities	793,504

Total liabilities	34,997,885

Net assets, at value	$2,518,074,512

Net assets consist of:
Paid-in capital	$2,368,461,624
Undistributed net investment income	61,586,250
Net unrealized appreciation (depreciation)	196,951,443
Accumulated net realized gain (loss)	(108,924,805)

Net assets, at value	$2,518,074,512

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)

December 31, 2012

Templeton Foreign Securities Fund
Class 1:
Net assets, at value	$265,924,412

Shares outstanding	18,173,408

Net asset value and maximum offering price per share	$14.63

Class 2:
Net assets, at value	$1,744,230,850

Shares outstanding	121,340,262

Net asset value and maximum offering price per share	$14.37

Class 3:
Net assets, at value	$91,642,387

Shares outstanding	6,399,002

Net asset value and maximum offering price per share[a]	$14.32

Class 4:
Net assets, at value	$416,276,863

Shares outstanding	28,745,718

Net asset value and maximum offering price per share	$14.48

aRedemption price is equal to net asset value less any redemption fees retained by the fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2012

Templeton Foreign Securities Fund
Investment income:
Dividends (net of foreign taxes of $7,947,019)	$85,502,159
Income from securities loaned	3,038,967

Total investment income	88,541,126

Expenses:
Management fees (Note 3a)	15,622,833
Administrative fees (Note 3b)	2,401,568
Distribution fees: (Note 3c)
Class 2	4,248,104
Class 3	222,514
Class 4	1,372,164
Unaffiliated transfer agent fees	2,999
Custodian fees (Note 4)	401,369
Reports to shareholders	633,110
Professional fees	116,251
Trustees’ fees and expenses	9,652
Other	54,533

Total expenses	25,085,097

Net investment income	63,456,029

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	20,924,679
Foreign currency transactions	(926,212)

Net realized gain (loss)	19,998,467

Net change in unrealized appreciation (depreciation) on:
Investments	333,349,236
Translation of other assets and liabilities denominated in foreign currencies	19,533

Net change in unrealized appreciation (depreciation)	333,368,769

Net realized and unrealized gain (loss)	353,367,236

Net increase (decrease) in net assets resulting from operations	$416,823,265

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Year Ended December 31,
	2012	2011

Increase (decrease) in net assets:
Operations:
Net investment income	$63,456,029	$72,239,766
Net realized gain (loss) from investments and foreign currency transactions	19,998,467	136,998,835
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	333,368,769	(482,312,094)

Net increase (decrease) in net assets resulting from operations	416,823,265	(273,073,493)

Distributions to shareholders from:
Net investment income:
Class 1	(8,240,958)	(5,782,491)
Class 2	(51,055,731)	(33,309,204)
Class 3	(2,656,996)	(1,749,311)
Class 4	(11,448,483)	(5,966,192)

Total distributions to shareholders	(73,402,168)	(46,807,198)

Capital share transactions: (Note 2)
Class 1	(24,104,168)	(31,404,883)
Class 2	(174,931,568)	(183,781,604)
Class 3	(9,153,115)	(8,583,165)
Class 4	7,407,804	92,765,363

Total capital share transactions	(200,781,047)	(131,004,289)

Redemption fees	4,388	4,895

Net increase (decrease) in net assets	142,644,438	(450,880,085)
Net assets:
Beginning of year	2,375,430,074	2,826,310,159

End of year	$2,518,074,512	$2,375,430,074

Undistributed net investment income included in net assets:
End of year	$61,586,250	$72,574,104

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Foreign Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2012, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2012		2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	437,702	$5,851,468	596,966	$8,620,768
Shares issued in reinvestment of distributions	676,598	8,240,958	392,832	5,782,491
Shares redeemed	(2,835,243)	(38,196,594)	(3,184,900)	(45,808,142)

Net increase (decrease)	(1,720,943)	$(24,104,168)	(2,195,102)	$(31,404,883)

Class 2 Shares:
Shares sold	12,784,843	$164,850,484	14,900,290	$201,768,630
Shares issued in reinvestment of distributions	4,261,747	51,055,731	2,300,359	33,309,204
Shares redeemed	(29,457,075)	(390,837,783)	(29,726,460)	(418,859,438)

Net increase (decrease)	(12,410,485)	$(174,931,568)	(12,525,811)	$(183,781,604)

Class 3 Shares:
Shares sold	414,387	$5,363,853	712,054	$9,594,087
Shares issued in reinvestment of distributions	222,529	2,656,996	121,227	1,749,311
Shares redeemed	(1,302,161)	(17,173,964)	(1,406,375)	(19,926,563)

Net increase (decrease)	(665,245)	$(9,153,115)	(573,094)	$(8,583,165)

Class 4 Shares:
Shares sold	6,234,278	$81,740,548	10,343,049	$143,108,311
Shares issued on reinvestment of distributions	947,722	11,448,483	408,643	5,966,192
Shares redeemed	(6,356,073)	(85,781,227)	(4,003,106)	(56,309,140)

Net increase (decrease)	825,927	$7,407,804	6,748,586	$92,765,363

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	In excess of $20 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2012, the Fund had capital loss carryforwards of 102,624,222 expiring in 2017. During the year ended December 31, 2012, the Fund utilized $25,143,199 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

	2012	2011
Distributions paid from ordinary income	$73,402,168	$46,807,198

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

5. INCOME TAXES (continued)

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$2,358,006,714

Unrealized appreciation	$455,736,871
Unrealized depreciation	(265,912,654)

Net unrealized appreciation (depreciation)	$189,824,217

Distributable earnings – undistributed ordinary income	$62,406,306

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2012, aggregated $294,516,033 and $447,059,122, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at December 31, 2012, due to market events, the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financial instruments valued at $1,519,240,254 from Level 1 to Level 2 within the fair value hierarchy.

A summary of inputs used as of December 31, 2012, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Aerospace & Defense	$—	$29,271,038	$—	$29,271,038
Airlines	—	26,095,324	—	26,095,324
Automobiles	41,072,895	11,175,790	—	52,248,685
Chemicals	—	34,913,474	—	34,913,474
Commercial Banks	109,383,754	200,423,183	—	309,806,937
Commercial Services & Supplies	—	21,153,214	—	21,153,214
Construction & Engineering	—	19,501,528	—	19,501,528
Construction Materials	—	13,414,605	—	13,414,605
Containers & Packaging	—	21,627,709	—	21,627,709
Diversified Financial Services	—	63,895,833	—	63,895,833
Diversified Telecommunication Services	50,867,988	127,642,687	—	178,510,675
Energy Equipment & Services	18,775,503	33,492,976	—	52,268,479
Food & Staples Retailing	—	55,576,590	—	55,576,590
Industrial Conglomerates	26,098,427	70,205,328	—	96,303,755
Insurance	90,535,928	201,639,900	—	292,175,828
Media	—	29,909,754	—	29,909,754
Multiline Retail	—	25,575,433	—	25,575,433
Multi-Utilities	—	31,566,279	—	31,566,279
Oil, Gas & Consumable Fuels	55,935,969	180,669,102	—	236,605,071
Pharmaceuticals	93,878,823	181,711,307	—	275,590,130
Professional Services	—	38,660,420	—	38,660,420
Semiconductors & Semiconductor Equipment	119,318,329	8,984,975	—	128,303,304
Software	—	26,193,449	—	26,193,449
Specialty Retail	—	43,749,567	—	43,749,567
Trading Companies & Distributors	—	22,190,789	—	22,190,789
All Other Equity Investments[b]	342,616,803	—	—	342,616,803
Short Term Investments	73,488,658	6,617,600	—	80,106,258

Total Investments in Securities	$1,021,973,077	$1,525,857,854	$—	$2,547,830,931

a Includes common and preferred stock as well as other equity investments.

b For detailed categories, see the accompanying Statement of Investments.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Securities Fund (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Foreign Securities Fund

At December 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code (Code). This election will allow shareholders of record as of the 2013 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON GLOBAL BOND SECURITIES FUND

We are pleased to bring you Templeton Global Bond Securities Fund’s annual report for the fiscal year ended December 31, 2012.

Performance Summary as of 12/31/12

Average annual total return of Class 3 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/12

	1-Year	5-Year	10-Year
Average Annual Total Return	+15.06%	+10.47%	+10.86%

*Class 3 performance prior to 4/1/05 reflects historical Class 2 performance. Since 4/1/05 (effective date), the average annual total return of Class 3 shares was +9.67%.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/03–12/31/12)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the J.P. Morgan (JPM) Global Government Bond Index (GGBI), the Citigroup World Government Bond Index (WGBI) and the Consumer Price Index (CPI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2013 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Global Bond Securities Fund – Class 3

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

TGB-1

Fund Goal and Main Investments: Templeton Global Bond Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmarks, the JPM GGBI, which posted a +1.29% total return in U.S. dollar terms, and the Citigroup WGBI, which produced a +1.65% total return for the same period.1

Economic and Market Overview

The global economic recovery was mixed during 2012. Emerging markets continued to lead the recovery with many economies returning to and exceeding pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, also enjoyed relatively strong recoveries, growth in the G-3 (U.S., eurozone and Japan) continued to be slow by the standards of previous recoveries. Nonetheless, economic reports from the largest economies proved inconsistent with some dire predictions of a severe global economic slowdown.

The ebb and flow of concerns about the issues of sovereign debt in Europe, the possibility of another recession in the U.S., and a potential “hard landing” in China continued to drive broad market sentiment. This contributed to periods of market risk aversion, during which yields declined, equity markets sold off and perceived safe-haven assets such as U.S. Treasuries rallied. These alternated with periods of heightened risk appetite, during which yields increased and investors again favored risk assets.

Despite ongoing uncertainty, eurozone leaders made meaningful progress and began to deploy policy solutions aimed at correcting long-unaddressed structural issues. Policymakers in the largest developed economies further increased their already unprecedented efforts to supply liquidity and with few exceptions, policymakers elsewhere in the world paused their tightening cycles or reduced rates in response to

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s use of derivatives and foreign currency techniques involves special risks as such usage may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

TGB-2

the risks to domestic activity from a potential deterioration in the global outlook. In addition to rate adjustments, central bankers employed a variety of policy tools. The U.S. Federal Reserve Board (Fed) increased the average maturity of its Treasury holdings and announced it would increase its holdings of mortgage bonds in a third round of quantitative easing. The Fed also adopted a set of thresholds for continuing a highly accommodative monetary policy when its asset purchase program comes to an end. These included requirements that the unemployment rate remains above 6.5%, inflation does not exceed 2.5%, and longer term inflation expectations continue to be well-anchored. The European Central Bank announced its Outright Monetary Transactions (OMT) program, which was designed to allow the central bank to purchase government bonds on the secondary market to ease borrowing pressures in the eurozone. Potential purchases through the OMT program would be conditional upon government participation in programs designed to ensure that participating governments meet stated reform targets. The Bank of England and Bank of Japan expanded their respective asset purchase programs. Similarly, Chinese officials signaled a desire to pursue “fine tuning,” which included two reductions in the reserve requirement ratio.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may utilize currency forward contracts.

Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets. During the year under review, each of these sources of return benefited absolute and relative performance.

Interest Rate Strategy

We maintained a defensive posture with respect to interest rate risk in developed and emerging markets. At period-end, the Fund had a shorter duration position than the JPM GGBI given our assessment that there is limited scope for further global interest rate reductions from historically low levels and improving economic conditions. However, we maintained some duration exposure in countries where we believed

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

TGB-3

long-term bond yields could benefit from declining risk premiums, and select duration exposures in Asia and Latin America contributed to absolute and relative performance.

Currency Strategy

As part of the Fund’s investment strategy, we used currency forward contracts to hedge or gain exposure to various currencies. Overall, our diversified currency exposure contributed to absolute and relative performance and certain Latin American and Asia ex-Japan exposures were among the largest contributors. As the Japanese yen depreciated against the U.S. dollar during the year, the Fund’s net negative position in the currency, achieved via the use of currency forward contracts, contributed meaningfully to performance. Our net negative position in the yen reflected our pessimistic view on the relative prospects for the Japanese economy and served as an implicit hedge against potentially rising yields in the U.S., given the yen’s historically strong correlation to long-term U.S. Treasury yields. Exposure to peripheral European currencies positioned against the euro also added to performance. However, as the euro appreciated against the U.S. dollar during the year, our net negative position in the monetary union’s currency detracted from performance.

Global Sovereign Debt Strategy

The Fund purchased investment-grade and subinvestment-grade hard currency-denominated sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds. Overall, the Fund’s sovereign credit exposures contributed to performance. These exposures were concentrated in non-eurozone Europe and included select Latin American and Asian exposures.

Thank you for your participation in Templeton Global Bond Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Currency Breakdown

Templeton Global Bond Securities Fund

12/31/12

% of Total Net Assets

Americas	65.2%
U.S. Dollar	49.2%
Mexican Peso	8.3%
Brazilian Real	3.0%
Chilean Peso	4.5%
Peruvian Nuevo Sol	0.2%

Asia Pacific	31.8%
South Korean Won	14.4%
Malaysian Ringgit	11.5%
Singapore Dollar	7.5%
Indonesian Rupiah	4.4%
Indian Rupee	2.8%
Philippine Peso	2.7%
Sri Lankan Rupee	1.2%
Japanese Yen*	-12.7%

Australia & New Zealand	4.6%
Australian Dollar	4.6%

Middle East & Africa	1.9%
New Israeli Shekel	1.9%

Europe*	-3.5%
Swedish Krona	10.4%
Polish Zloty	10.1%
Norwegian Krone	2.2%
Hungarian Forint	1.3%
Euro*	-27.5%

*Holding is a negative percentage because of the Fund’s holdings of currency forward contracts.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

TGB-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then

8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Bond Securities Fund – Class 3

TGB-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Fund-Level Expenses Incurred During Period* 7/1/12–12/31/12
Actual	$1,000	$1,091.30	$4.21
Hypothetical (5% return before expenses)	$1,000	$1,021.11	$4.06

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 3 shares (0.80%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

TGB-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 1	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.61	$19.94	$17.72	$17.42	$17.00

Income from investment operations[a]:
Net investment income[b]	0.72	0.87	1.00	0.99	0.80
Net realized and unrealized gains (losses)	1.99	(0.92)	1.58	2.01	0.27

Total from investment operations	2.71	(0.05)	2.58	3.00	1.07

Less distributions from:
Net investment income and net foreign currency gains	(1.28)	(1.15)	(0.31)	(2.70)	(0.65)
Net realized gains	(0.03)	(0.13)	(0.05)	—	—

Total distributions	(1.31)	(1.28)	(0.36)	(2.70)	(0.65)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$20.01	$18.61	$19.94	$17.72	$17.42

Total return[d]	15.31%	(0.61)%	14.71%	18.98%	6.46%
Ratios to average net assets
Expenses[e]	0.55%	0.56%	0.55%	0.54%	0.58%
Net investment income	3.71%	4.40%	5.27%	5.73%	4.66%

Supplemental data
Net assets, end of year (000’s)	$307,142	$269,819	$272,232	$195,662	$220,588
Portfolio turnover rate	43.26%	34.18%	8.77%	20.84%	28.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 2	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.15	$19.49	$17.34	$17.10	$16.72

Income from investment operations[a]:
Net investment income[b]	0.65	0.79	0.93	0.93	0.74
Net realized and unrealized gains (losses)	1.94	(0.89)	1.54	1.98	0.27

Total from investment operations	2.59	(0.10)	2.47	2.91	1.01

Less distributions from:
Net investment income and net foreign currency gains	(1.24)	(1.11)	(0.27)	(2.67)	(0.63)
Net realized gains	(0.03)	(0.13)	(0.05)	—	—

Total distributions	(1.27)	(1.24)	(0.32)	(2.67)	(0.63)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$19.47	$18.15	$19.49	$17.34	$17.10

Total return[d]	15.07%	(0.87)%	14.45%	18.68%	6.21%
Ratios to average net assets
Expenses[e]	0.80%	0.81%	0.80%	0.79%	0.83%
Net investment income	3.46%	4.15%	5.02%	5.48%	4.41%

Supplemental data
Net assets, end of year (000’s)	$2,418,229	$1,812,814	$1,490,794	$1,262,783	$793,773
Portfolio turnover rate	43.26%	34.18%	8.77%	20.84%	28.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.15	$19.48	$17.33	$17.08	$16.70

Income from investment operations[a]:
Net investment income[b]	0.65	0.80	0.93	0.93	0.74
Net realized and unrealized gains (losses)	1.94	(0.90)	1.54	1.98	0.27

Total from investment operations	2.59	(0.10)	2.47	2.91	1.01

Less distributions from:
Net investment income and net foreign currency gains	(1.23)	(1.10)	(0.27)	(2.66)	(0.63)
Net realized gains	(0.03)	(0.13)	(0.05)	—	—

Total distributions	(1.26)	(1.23)	(0.32)	(2.66)	(0.63)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$19.48	$18.15	$19.48	$17.33	$17.08

Total return[d]	15.06%	(0.83)%	14.38%	18.69%	6.21%
Ratios to average net assets
Expenses[e]	0.80%	0.81%	0.80%	0.79%	0.83%
Net investment income	3.46%	4.15%	5.02%	5.48%	4.41%

Supplemental data
Net assets, end of year (000’s)	$198,077	$185,811	$183,380	$143,264	$128,155
Portfolio turnover rate	43.26%	34.18%	8.77%	20.84%	28.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 4	2012	2011	2010	2009	2008[a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.44	$19.78	$17.61	$17.37	$18.00

Income from investment operations[b]:
Net investment income[c]	0.64	0.79	0.93	0.93	0.66
Net realized and unrealized gains (losses)	1.98	(0.91)	1.56	2.00	(0.64)

Total from investment operations	2.62	(0.12)	2.49	2.93	0.02

Less distributions from:
Net investment income and net foreign currency gains	(1.21)	(1.09)	(0.27)	(2.69)	(0.65)
Net realized gains	(0.03)	(0.13)	(0.05)	—	—

Total distributions	(1.24)	(1.22)	(0.32)	(2.69)	(0.65)

Redemption fees[d]	—	—	—	—	—

Net asset value, end of year	$19.82	$18.44	$19.78	$17.61	$17.37

Total return[e]	14.97%	(0.96)%	14.28%	18.58%	0.26%
Ratios to average net assets[f]
Expenses[g]	0.90%	0.91%	0.90%	0.89%	0.93%
Net investment income	3.36%	4.05%	4.92%	5.38%	4.31%

Supplemental data
Net assets, end of year (000’s)	$163,241	$151,695	$150,891	$108,910	$43,069
Portfolio turnover rate	43.26%	34.18%	8.77%	20.84%	28.46%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities 69.2%
Australia 4.6%
Government of Australia, senior bond, 6.50%, 5/15/13	12,260,000	AUD	$12,916,566
New South Wales Treasury Corp.,
5.25%, 5/01/13	3,370,000	AUD	3,529,981
5.50%, 8/01/13	35,790,000	AUD	37,755,376
senior note, 5.50%, 3/01/17	32,225,000	AUD	36,469,327
Queensland Treasury Corp., senior bond, 6.00%, 9/14/17	13,160,000	AUD	15,261,531
senior note, 6.00%, 8/14/13	24,450,000	AUD	25,904,519
senior note, 6.00%, 8/21/13	8,888,000	AUD	9,417,787

			141,255,087

Brazil 3.0%
Nota Do Tesouro Nacional,
10.00%, 1/01/14	7,100	[a] BRL	3,555,502
10.00%, 1/01/17	22,490	[a] BRL	11,572,085
[b]Index Linked, 6.00%, 5/15/15	30,226	[a] BRL	35,884,024
[b]Index Linked, 6.00%, 8/15/16	11,218	[a] BRL	13,677,333
[b]Index Linked, 6.00%, 5/15/17	202	[a] BRL	250,164
[b]Index Linked, 6.00%, 8/15/18	8,425	[a] BRL	10,632,704
[b]Index Linked, 6.00%, 5/15/45	10,825	[a] BRL	16,143,301

			91,715,113

Hungary 3.0%
Government of Hungary,
5.50%, 2/12/14	628,240,000	HUF	2,858,060
7.75%, 8/24/15	606,390,000	HUF	2,888,452
5.50%, 2/12/16	436,800,000	HUF	1,973,432
6.50%, 6/24/19	389,700,000	HUF	1,821,185
7.50%, 11/12/20	28,000,000	HUF	138,943
A, 8.00%, 2/12/15	280,000,000	HUF	1,334,707
A, 6.75%, 11/24/17	1,903,650,000	HUF	8,933,053
A, 7.00%, 6/24/22	249,200,000	HUF	1,201,401
B, 6.75%, 2/24/17	394,700,000	HUF	1,850,001
D, 6.75%, 2/12/13	310,800,000	HUF	1,410,247
D, 6.75%, 8/22/14	1,856,440,000	HUF	8,601,006
E, 7.50%, 10/24/13	248,600,000	HUF	1,143,496
senior note, 3.50%, 7/18/16	1,055,000	EUR	1,345,227
senior note, 4.375%, 7/04/17	7,480,000	EUR	9,722,549
senior note, 5.75%, 6/11/18	14,475,000	EUR	19,817,505
senior note, 6.25%, 1/29/20	6,420,000		7,114,162
senior note, 3.875%, 2/24/20	3,120,000	EUR	3,803,322
senior note, 6.375%, 3/29/21	14,820,000		16,505,775

			92,462,523

Iceland 0.3%
[c]Government of Iceland, 144A, 5.875%, 5/11/22	7,660,000		8,643,850

Indonesia 4.2%
Government of Indonesia,
FR20, 14.275%, 12/15/13	14,267,000,000	IDR	1,618,874
FR31, 11.00%, 11/15/20	167,351,000,000	IDR	23,946,171
FR34, 12.80%, 6/15/21	207,810,000,000	IDR	32,762,285
FR35, 12.90%, 6/15/22	66,582,000,000	IDR	10,749,045

TGB-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Indonesia (continued)
FR36, 11.50%, 9/15/19	30,075,000,000	IDR	$4,265,814
FR39, 11.75%, 8/15/23	5,491,000,000	IDR	853,664
FR40, 11.00%, 9/15/25	46,856,000,000	IDR	7,131,909
FR43, 10.25%, 7/15/22	68,340,000,000	IDR	9,664,855
FR44, 10.00%, 9/15/24	4,454,000,000	IDR	632,556
FR46, 9.50%, 7/15/23	226,780,000,000	IDR	31,058,927
FR48, 9.00%, 9/15/18	16,920,000,000	IDR	2,111,283
FR49, 9.00%, 9/15/13	35,030,000,000	IDR	3,758,831

			128,554,214

Ireland 8.7%
Government of Ireland,
4.60%, 4/18/16	6,813,000	EUR	9,597,469
5.50%, 10/18/17	28,845,000	EUR	41,853,880
5.90%, 10/18/19	20,597,000	EUR	29,831,191
4.50%, 4/18/20	19,512,000	EUR	25,952,088
5.00%, 10/18/20	58,588,000	EUR	80,134,639
senior bond, 4.50%, 10/18/18	8,090,000	EUR	11,149,505
senior bond, 4.40%, 6/18/19	20,943,000	EUR	27,919,932
senior bond, 5.40%, 3/13/25	32,362,000	EUR	43,729,172

			270,167,876

Israel 1.9%
Government of Israel,
5.00%, 3/31/13	64,475,000	ILS	17,413,827
3.50%, 9/30/13	154,649,000	ILS	41,966,598

			59,380,425

Lithuania 1.3%
[c]Government of Lithuania, 144A,
6.75%, 1/15/15	19,480,000		21,476,700
7.375%, 2/11/20	12,690,000		16,586,211
6.125%, 3/09/21	3,240,000		4,003,295

			42,066,206

Malaysia 2.2%
Government of Malaysia,
3.434%, 8/15/14	13,120,000	MYR	4,317,669
senior bond, 3.702%, 2/25/13	51,053,000	MYR	16,710,291
senior bond, 3.70%, 5/15/13	7,855,000	MYR	2,574,711
senior bond, 3.21%, 5/31/13	10,210,000	MYR	3,340,937
senior bond, 3.461%, 7/31/13	29,150,000	MYR	9,555,042
senior bond, 8.00%, 10/30/13	250,000	MYR	85,041
senior bond, 5.094%, 4/30/14	30,190,000	MYR	10,135,103
senior bond, 3.814%, 2/15/17	18,885,000	MYR	6,328,995
senior bond, 4.24%, 2/07/18	44,360,000	MYR	15,162,155

			68,209,944

Mexico 6.4%
Government of Mexico,
9.00%, 6/20/13	4,178,160	[d] MXN	33,222,489
8.00%, 12/19/13	10,300,200	[d] MXN	82,790,337
7.00%, 6/19/14	286,280	[d] MXN	2,300,944

TGB-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Mexico (continued)
9.50%, 12/18/14	1,774,400	[d] MXN	$15,051,575
8.00%, 12/17/15	726,000	[d] MXN	6,133,582
7.25%, 12/15/16	250,000	[d] MXN	2,103,388
7.75%, 12/14/17	4,473,000	[d] MXN	38,777,912
[b]Mexican Udibonos, Index Linked,
4.50%, 12/18/14	214,103	[e] MXN	1,779,864
5.00%, 6/16/16	548,493	[e] MXN	4,822,374
3.50%, 12/14/17	549,906	[e] MXN	4,752,926
4.00%, 6/13/19	377,442	[e] MXN	3,446,911
2.50%, 12/10/20	297,255	[e] MXN	2,517,324

			197,699,626

Norway 0.3%
Government of Norway, 6.50%, 5/15/13	49,400,000	NOK	9,042,480

Peru 0.2%
Government of Peru, senior bond, 7.84%, 8/12/20	11,090,000	PEN	5,473,659

Philippines 0.3%
Government of the Philippines,
senior bond, 5.25%, 1/07/13	61,770,000	PHP	1,505,228
senior bond, 8.75%, 3/03/13	163,600,000	PHP	4,028,772
senior bond, 7.00%, 1/27/16	53,190,000	PHP	1,417,361
senior bond, 9.125%, 9/04/16	31,840,000	PHP	903,637
senior note, 6.25%, 1/27/14	30,480,000	PHP	773,832

			8,628,830

Poland 8.4%
Government of Poland,
5.25%, 4/25/13	38,500,000	PLN	12,529,932
5.00%, 10/24/13	144,510,000	PLN	47,458,823
5.75%, 4/25/14	198,315,000	PLN	66,280,311
5.50%, 4/25/15	18,110,000	PLN	6,165,131
6.25%, 10/24/15	71,830,000	PLN	25,170,700
5.75%, 9/23/22	48,750,000	PLN	18,494,492
[f]FRN, 5.15%, 1/25/17	59,279,000	PLN	19,290,119
[f]FRN, 5.15%, 1/25/21	60,135,000	PLN	19,385,563
Strip, 7/25/13	76,175,000	PLN	24,226,582
Strip, 1/25/14	36,380,000	PLN	11,394,694
Strip, 7/25/14	33,100,000	PLN	10,205,655

			260,602,002

Russia 2.3%
[c]Government of Russia, senior bond, 144A, 7.50%, 3/31/30	54,898,675		70,305,988

Serbia 0.5%
[c]Government of Serbia, senior note, 144A,
5.25%, 11/21/17	4,590,000		4,782,206
7.25%, 9/28/21	9,670,000		11,143,031

			15,925,237

Singapore 0.9%
Government of Singapore, senior bond, 1.625%, 4/01/13	34,700,000	SGD	28,503,149

TGB-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Slovenia 0.3%
[c]Government of Slovenia, senior note, 144A, 5.50%, 10/26/22	8,140,000		$8,585,462

South Korea 10.9%
The Export-Import Bank of Korea, senior note,
4.625%, 2/20/17	230,000	EUR	339,861
[c]144A, 1.45%, 5/19/14	40,580,000	SEK	6,251,960
KDICB Redemption Fund Bond, senior bond, 08-1, 5.28%, 2/15/13	880,000,000	KRW	829,754
Korea Monetary Stabilization Bond,
senior bond, 3.76%, 6/02/13	3,684,270,000	KRW	3,477,778
senior bond, 3.90%, 8/02/13	54,619,320,000	KRW	51,682,816
senior bond, 3.59%, 10/02/13	5,898,020,000	KRW	5,578,352
senior bond, 3.48%, 12/02/13	10,110,910,000	KRW	9,563,957
senior bond, 3.47%, 2/02/14	20,416,550,000	KRW	19,331,619
senior bond, 3.59%, 4/02/14	20,432,530,000	KRW	19,395,785
senior note, 3.28%, 6/02/14	24,224,170,000	KRW	22,922,378
senior note, 2.82%, 8/02/14	31,785,420,000	KRW	29,883,295
senior note, 2.78%, 10/02/14	13,357,000,000	KRW	12,549,273
senior note, 2.84%, 12/02/14	4,725,090,000	KRW	4,443,978
Korea Treasury Bond,
senior bond, 3.75%, 6/10/13	57,125,360,000	KRW	53,935,394
senior bond, 3.00%, 12/10/13	87,529,850,000	KRW	82,449,635
senior bond, 5.00%, 9/10/16	2,806,000,000	KRW	2,825,463
senior note, 5.25%, 3/10/13	6,483,790,000	KRW	6,123,632
senior note, 3.25%, 12/10/14	6,323,500,000	KRW	5,992,309

			337,577,239

Sri Lanka 1.1%
Government of Sri Lanka,
A, 8.50%, 1/15/13	694,400,000	LKR	5,433,775
A, 13.50%, 2/01/13	674,300,000	LKR	5,289,268
A, 7.50%, 8/01/13	350,190,000	LKR	2,687,537
A, 7.00%, 3/01/14	43,380,000	LKR	322,695
A, 11.25%, 7/15/14	773,000,000	LKR	6,013,904
A, 11.75%, 3/15/15	8,520,000	LKR	66,592
A, 6.50%, 7/15/15	239,920,000	LKR	1,662,615
A, 11.00%, 8/01/15	1,349,700,000	LKR	10,357,706
A, 6.40%, 8/01/16	109,200,000	LKR	718,099
A, 5.80%, 1/15/17	112,300,000	LKR	712,028
B, 8.50%, 7/15/13	7,990,000	LKR	61,777
B, 11.75%, 4/01/14	68,370,000	LKR	535,513
B, 6.60%, 6/01/14	56,800,000	LKR	415,863
B, 6.40%, 10/01/16	119,100,000	LKR	779,709

			35,057,081

[g]Supranational 0.8%
European Investment Bank, senior note, 4.50%, 5/15/13	33,700,000	NOK	6,117,531
Inter-American Development Bank, senior note, 7.50%, 12/05/24	200,000,000	MXN	17,635,700

			23,753,231

TGB-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Sweden 3.5%
Government of Sweden,
1.50%, 8/30/13	313,400,000	SEK	$48,471,994
6.75%, 5/05/14	240,050,000	SEK	39,868,575
Kommuninvest I Sverige AB, 2.25%, 5/05/14	123,520,000	SEK	19,275,211

			107,615,780

Ukraine 3.2%
[c]Financing of Infrastructure Projects State Enterprise, 144A,
8.375%, 11/03/17	1,100,000		1,081,437
7.40%, 4/20/18	840,000		780,150
[c]Government of Ukraine,
144A, 9.25%, 7/24/17	25,000,000		27,187,500
144A, 7.75%, 9/23/20	17,227,000		17,738,556
senior bond, 144A, 7.65%, 6/11/13	760,000		767,562
senior bond, 144A, 6.58%, 11/21/16	12,541,000		12,568,590
senior bond, 144A, 7.80%, 11/28/22	4,720,000		4,767,200
senior note, 144A, 4.95%, 10/13/15	290,000	EUR	371,667
senior note, 144A, 6.25%, 6/17/16	8,760,000		8,699,775
senior note, 144A, 7.95%, 2/23/21	23,898,000		24,811,621

			98,774,058

Venezuela 0.4%
Government of Venezuela, 10.75%, 9/19/13	13,570,000		13,926,213

Vietnam 0.5%
[c]Government of Vietnam, 144A, 6.75%, 1/29/20	13,110,000		15,010,950

Total Foreign Government and Agency Securities (Cost $1,955,736,902)			2,138,936,223

Municipal Bonds (Cost $1,292,184) 0.1%
United States 0.1%
Bexar County Revenue, Venue Project, Refunding, Series A, BHAC Insured, 5.25%, 8/15/47	1,450,000		1,630,119

Total Investments before Short Term Investments (Cost $1,957,029,086)			2,140,566,342

Short Term Investments 27.4%
Foreign Government and Agency Securities 10.7%
Hungary 0.2%
[h]Hungary Treasury Bills, 1/23/13 - 9/18/13	1,123,220,000	HUF	4,946,853

Malaysia 5.1%
[h]Bank of Negara Monetary Note,
2/26/13	143,400,000	MYR	46,680,545
1/10/13 - 12/12/13	343,002,000	MYR	110,853,714
[h]Malaysia Treasury Bills, 1/25/13 - 5/31/13	2,170,000	MYR	705,513

			158,239,772

Mexico 0.0%†
[h]Mexican Cetes Treasury Bill, 9/19/13	1,486,000	MXN	1,119,283

Norway 1.4%
[h]Norway Treasury Bill, 3/20/13	242,890,000	NOK	43,555,981

Philippines 0.3%
[h]Philippine Treasury Bills, 2/20/13 - 12/11/13	324,910,000	PHP	7,886,828

TGB-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Short Term Investments (continued)
Foreign Government and Agency Securities (continued)
Singapore 1.7%
[h]Singapore Treasury Bills, 1/10/13 - 11/01/13	63,236,000	SGD	$51,750,546

South Korea 1.4%
Korea Monetary Stabilization Bond,
senior bond, 3.38%, 5/09/13	21,273,320,000	KRW	20,042,973
senior note, 3.83%, 4/02/13	3,166,620,000	KRW	2,985,011
senior note, 3.28%, 6/09/13	20,958,260,000	KRW	19,746,963

			42,774,947

Sri Lanka 0.0%†
[h]Sri Lanka Treasury Bills, 8/02/13 - 10/11/13	26,280,000	LKR	191,619

Sweden 0.6%
[h]Sweden Treasury Bills, 3/20/13 - 6/19/13	122,460,000	SEK	18,790,894

Total Foreign Government and Agency Securities (Cost $322,491,892)			329,256,723

Total Investments before Repurchase Agreements (Cost $2,279,520,978)			2,469,823,065

Repurchase Agreements (Cost $513,775,280) 16.7%
United States 16.7%
[i]Joint Repurchase Agreement, 0.154%, 1/02/13 (Maturity Value $513,779,687)	513,775,280		513,775,280
BNP Paribas Securities Corp. (Maturity Value $66,883,840)
Credit Suisse Securities (USA) LLC (Maturity Value $83,607,368)
Deutsche Bank Securities Inc. (Maturity Value $53,946,867)
HSBC Securities (USA) Inc. (Maturity Value $150,491,208)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $66,883,840)
Morgan Stanley & Co. LLC (Maturity Value $25,082,724)
UBS Securities LLC (Maturity Value $66,883,840)

Collateralized by U.S. Government Agency Securities, 0.00% - 6.21%, 1/15/13 - 1/22/37;
U.S. Treasury Bonds, 11.25%, 2/15/15 and U.S. Treasury Notes, 0.25% - 2.00%, 11/30/13 - 9/15/15 (valued at $524,109,066)

Total Investments (Cost $2,793,296,258) 96.7%			2,983,598,345
Other Assets, less Liabilities 3.3%			103,089,326

Net Assets 100.0%			$3,086,687,671

See Abbreviations on page TGB-38.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aPrincipal amount is stated in 1,000 Brazilian Real Units.

bRedemption price at maturity is adjusted for inflation. See Note 1(g).

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2012, the aggregate value of these securities was $265,563,711, representing 8.60% of net assets.

dPrincipal amount is stated in 100 Mexican Peso Units.

ePrincipal amount is stated in Unidad de Inversion Units.

fThe coupon rate shown represents the rate at period end.

gA supranational organization is an entity formed by two or more central governments through international treaties.

hThe security is traded on a discount basis with no stated coupon rate.

iSee Note 1(c) regarding joint repurchase agreement.

TGB-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund

At December 31, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	2,285,618	2,971,738		1/07/13	$—	$(44,556)
Japanese Yen	DBAB	Sell	770,370,000	10,132,981		1/07/13	1,252,618	—
Philippine Peso	DBAB	Buy	116,930,000	2,810,142		1/07/13	37,966	—
Swedish Krona	DBAB	Buy	136,332,733	15,072,885	EUR	1/09/13	1,074,034	—
Euro	CITI	Sell	5,040,000	6,455,232		1/10/13	—	(196,157)
Japanese Yen	CITI	Sell	138,680,000	1,817,801		1/10/13	219,140	—
Euro	UBSW	Sell	13,846,000	17,710,419		1/11/13	—	(562,590)
Euro	BZWS	Sell	1,726,000	2,208,503		1/11/13	—	(69,354)
Indian Rupee	DBAB	Buy	79,423,000	1,496,712		1/11/13	—	(52,482)
Japanese Yen	UBSW	Sell	138,650,000	1,816,574		1/11/13	218,245	—
Japanese Yen	BZWS	Sell	277,330,000	3,636,161		1/11/13	439,158	—
Chilean Peso	MSCO	Buy	2,254,600,000	4,282,241		1/14/13	417,878	—
Euro	DBAB	Sell	9,460,000	12,147,586		1/14/13	—	(337,419)
Euro	JPHQ	Sell	937,000	1,195,097		1/14/13	—	(41,526)
Indian Rupee	JPHQ	Buy	127,745,000	2,376,894		1/14/13	—	(55,454)
Indian Rupee	DBAB	Buy	40,128,000	746,227		1/14/13	—	(17,003)
Japanese Yen	HSBC	Sell	536,380,000	7,016,275		1/15/13	832,787	—
Japanese Yen	DBAB	Sell	139,110,000	1,822,720		1/15/13	219,034	—
Japanese Yen	BZWS	Sell	394,150,000	5,155,995		1/15/13	612,160	—
Japanese Yen	UBSW	Sell	313,510,000	4,098,599		1/15/13	484,397	—
Philippine Peso	JPHQ	Buy	24,594,000	592,941		1/15/13	6,182	—
Euro	DBAB	Sell	4,856,000	6,190,429		1/17/13	—	(218,539)
Indian Rupee	JPHQ	Buy	39,422,000	738,918		1/22/13	—	(23,736)
Philippine Peso	DBAB	Buy	41,372,000	944,609		1/22/13	63,349	—
Philippine Peso	JPHQ	Buy	165,119,000	3,774,321		1/22/13	248,524	—
Chilean Peso	DBAB	Buy	2,227,910,000	4,372,309		1/24/13	265,402	—
Chilean Peso	DBAB	Buy	3,160,140,000	6,228,629		1/25/13	348,693	—
Chilean Peso	DBAB	Buy	1,967,720,000	3,888,467		1/28/13	205,235	—
Euro	CITI	Sell	4,998,400	6,496,071		1/28/13	—	(101,498)
Indian Rupee	DBAB	Buy	119,627,000	2,168,727		1/28/13	—	(1,244)
Japanese Yen	BZWS	Sell	1,079,470,000	13,980,961		1/28/13	1,535,254	—
Japanese Yen	DBAB	Sell	897,860,782	11,614,224		1/28/13	1,262,373	—
Japanese Yen	UBSW	Sell	944,420,000	12,212,064		1/28/13	1,323,411	—
Japanese Yen	HSBC	Sell	1,162,462,488	15,025,301		1/28/13	1,622,736	—
Philippine Peso	HSBC	Buy	154,149,000	3,555,589		1/28/13	200,356	—
Chilean Peso	DBAB	Buy	635,690,000	1,256,255		1/29/13	66,061	—
Indian Rupee	HSBC	Buy	213,392,000	3,929,184		1/29/13	—	(63,620)
Indian Rupee	DBAB	Buy	208,500,000	3,839,107		1/29/13	—	(62,162)
Chilean Peso	JPHQ	Buy	675,370,000	1,331,434		1/30/13	73,216	—
Chilean Peso	DBAB	Buy	1,271,380,000	2,489,241		1/30/13	155,005	—
Chilean Peso	DBAB	Buy	1,186,400,000	2,319,453		1/31/13	147,747	—
Euro	DBAB	Sell	31,205,000	41,000,250		1/31/13	—	(189,450)
Indian Rupee	DBAB	Buy	440,314,000	8,069,310		1/31/13	—	(96,098)
Indian Rupee	HSBC	Buy	317,880,000	5,827,154		1/31/13	—	(70,979)
Philippine Peso	DBAB	Buy	128,745,000	2,983,662		1/31/13	153,374	—
Euro	UBSW	Sell	5,540,000	7,266,264		2/01/13	—	(46,438)
Chilean Peso	MSCO	Buy	1,963,430,000	3,895,496		2/04/13	185,581	—
Euro	BZWS	Sell	11,267,311	13,901,327		2/04/13	—	(971,700)
Philippine Peso	DBAB	Buy	155,800,000	3,620,393		2/04/13	175,749	—
Philippine Peso	HSBC	Buy	99,500,000	2,313,200		2/04/13	111,165	—

TGB-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	JPHQ	Buy	21,500,000	414,827		2/06/13	$—	$(25,892)
Philippine Peso	HSBC	Buy	84,800,000	1,970,535		2/06/13	95,624	—
Philippine Peso	JPHQ	Buy	60,500,000	1,408,287		2/07/13	65,789	—
Singapore Dollar	DBAB	Buy	6,207,000	4,999,597		2/07/13	81,881	—
Singapore Dollar	HSBC	Buy	6,206,000	4,996,779		2/07/13	83,880	—
Euro	CITI	Sell	6,572,000	8,595,650		2/08/13	—	(79,785)
Euro	UBSW	Sell	4,929,000	6,444,175		2/08/13	—	(62,402)
Euro	HSBC	Sell	1,800,000	2,355,858		2/08/13	—	(20,250)
Singapore Dollar	DBAB	Buy	12,363,000	9,948,339		2/08/13	172,865	—
Chilean Peso	DBAB	Buy	1,145,000,000	2,306,143		2/11/13	71,744	—
Chilean Peso	MSCO	Buy	964,250,000	1,951,923		2/11/13	50,590	—
Euro	DBAB	Sell	28,210,000	37,280,037		2/11/13	40,197	—
Euro	JPHQ	Sell	300,000	397,358		2/11/13	1,329	—
Euro	BZWS	Sell	1,412,000	1,873,724		2/11/13	9,752	—
Polish Zloty	DBAB	Buy	17,528,000	4,057,877	EUR	2/11/13	286,497	—
Polish Zloty	BZWS	Buy	17,528,000	4,052,717	EUR	2/11/13	293,309	—
Japanese Yen	HSBC	Sell	413,563,000	5,406,052		2/12/13	637,357	—
Japanese Yen	MSCO	Sell	394,373,000	5,153,417		2/12/13	605,997	—
Chilean Peso	BZWS	Buy	1,142,900,000	2,305,628		2/13/13	67,314	—
Chilean Peso	MSCO	Buy	2,590,220,000	5,248,673		2/13/13	129,263	—
Euro	UBSW	Sell	657,000	874,290		2/13/13	6,974	—
Singapore Dollar	BZWS	Buy	1,717,028	1,383,919		2/13/13	21,759	—
Euro	DBAB	Sell	1,738,000	2,296,246		2/14/13	1,865	—
Malaysian Ringgit	DBAB	Buy	97,443,480	31,832,831		2/14/13	—	(70,092)
Polish Zloty	DBAB	Buy	17,528,000	4,026,463	EUR	2/14/13	326,272	—
Singapore Dollar	HSBC	Buy	10,521,600	8,478,324		2/14/13	135,383	—
Chilean Peso	DBAB	Buy	2,188,820,000	4,399,461		2/15/13	143,953	—
Japanese Yen	DBAB	Sell	123,057,280	1,593,470		2/15/13	174,494	—
Japanese Yen	JPHQ	Sell	144,920,000	1,877,932		2/15/13	206,857	—
Euro	JPHQ	Sell	1,971,000	2,601,326		2/19/13	—	(754)
Euro	UBSW	Sell	1,971,000	2,603,395		2/19/13	1,315	—
Malaysian Ringgit	HSBC	Buy	4,899,000	1,590,275		2/19/13	6,078	—
Singapore Dollar	BZWS	Buy	4,886,000	3,925,444		2/19/13	74,572	—
Singapore Dollar	DBAB	Buy	7,334,000	5,843,825		2/19/13	160,293	—
Chilean Peso	JPHQ	Buy	1,055,800,000	2,137,247		2/21/13	52,702	—
Euro	UBSW	Sell	2,038,000	2,694,603		2/21/13	4,025	—
Chilean Peso	JPHQ	Buy	1,792,000,000	3,587,588		2/22/13	128,938	—
Japanese Yen	HSBC	Sell	385,460,000	4,891,624		2/22/13	446,650	—
Chilean Peso	DBAB	Buy	1,455,470,000	2,902,233		2/25/13	115,233	—
Chilean Peso	CITI	Buy	2,285,090,000	4,587,613		2/25/13	149,814	—
Chilean Peso	MSCO	Buy	2,254,540,000	4,501,428		2/25/13	172,663	—
Japanese Yen	JPHQ	Sell	385,700,000	4,865,342		2/25/13	417,502	—
Singapore Dollar	DBAB	Buy	4,765,000	3,811,085		2/25/13	89,872	—
Chilean Peso	DBAB	Buy	1,435,490,000	2,842,329		2/26/13	133,350	—
Indian Rupee	HSBC	Buy	143,891,000	2,570,974		2/26/13	23,409	—
Indian Rupee	DBAB	Buy	124,700,000	2,220,046		2/26/13	28,320	—
Chilean Peso	MSCO	Buy	1,559,200,000	3,118,400		2/27/13	113,326	—
Indian Rupee	DBAB	Buy	25,000,000	451,101		2/27/13	—	(420)
Japanese Yen	BZWS	Sell	890,300,000	11,373,275		2/27/13	1,106,306	—
Chilean Peso	JPHQ	Buy	593,800,000	1,184,284		2/28/13	46,324	—
Chilean Peso	DBAB	Buy	2,094,920,000	4,164,023		2/28/13	177,548	—
Euro	DBAB	Sell	1,530,900	2,059,581		2/28/13	38,360	—

TGB-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Singapore Dollar	DBAB	Buy	2,980,000	2,376,585	2/28/13	$63,048	$—
Chilean Peso	BZWS	Buy	3,010,700,000	6,047,240	3/01/13	191,453	—
Chilean Peso	DBAB	Buy	790,050,000	1,575,217	3/01/13	61,904	—
Euro	DBAB	Sell	2,579,651	3,473,500	3/01/13	67,603	—
Japanese Yen	JPHQ	Sell	401,100,000	5,020,025	3/01/13	394,458	—
Japanese Yen	HSBC	Sell	400,800,000	5,012,663	3/01/13	390,556	—
Chilean Peso	DBAB	Buy	1,253,970,000	2,504,934	3/04/13	92,474	—
Indian Rupee	HSBC	Buy	251,448,000	4,544,802	3/04/13	—	(15,840)
Indian Rupee	DBAB	Buy	217,594,000	3,932,197	3/04/13	—	(12,996)
Japanese Yen	UBSW	Sell	447,200,000	5,579,712	3/04/13	422,376	—
Euro	DBAB	Sell	1,536,000	2,051,405	3/05/13	23,357	—
Chilean Peso	DBAB	Buy	1,253,970,000	2,521,810	3/06/13	74,907	—
Indian Rupee	DBAB	Buy	88,183,000	1,582,686	3/06/13	5,052	—
Chilean Peso	DBAB	Buy	1,328,230,000	2,671,420	3/07/13	78,709	—
Euro	BZWS	Sell	3,441,044	4,564,545	3/07/13	21,100	—
Indian Rupee	DBAB	Buy	160,277,000	2,896,799	3/07/13	—	(11,525)
Chilean Peso	DBAB	Buy	1,320,220,000	2,629,920	3/08/13	103,261	—
Euro	CITI	Sell	31,404,613	41,303,033	3/08/13	—	(163,009)
Euro	DBAB	Sell	21,480,000	28,273,909	3/08/13	—	(87,866)
Euro	MSCO	Sell	5,225,000	6,874,559	3/08/13	—	(24,430)
Euro	HSBC	Sell	1,844,000	2,428,087	3/08/13	—	(6,695)
Mexican Peso	HSBC	Buy	135,500,950	10,103,190	3/08/13	377,193	—
Chilean Peso	MSCO	Buy	662,100,000	1,294,428	3/11/13	75,736	—
Euro	BZWS	Sell	3,785,232	4,977,202	3/11/13	—	(20,886)
Indian Rupee	HSBC	Buy	42,784,000	774,581	3/11/13	—	(4,947)
Indian Rupee	DBAB	Buy	43,392,000	783,957	3/11/13	—	(3,385)
Singapore Dollar	CITI	Buy	21,075,381	16,733,000	3/11/13	520,830	—
Chilean Peso	DBAB	Buy	1,284,460,000	2,521,021	3/13/13	136,364	—
Indian Rupee	HSBC	Buy	108,000,000	1,960,571	3/13/13	—	(18,474)
Euro	BZWS	Sell	1,161,439	1,524,273	3/15/13	—	(9,370)
Japanese Yen	CITI	Sell	286,112,008	3,474,763	3/15/13	174,857	—
Chilean Peso	DBAB	Buy	2,600,220,000	5,142,840	3/18/13	233,116	—
Indian Rupee	DBAB	Buy	108,614,000	1,968,073	3/18/13	—	(16,689)
Singapore Dollar	BZWS	Buy	21,427,761	17,439,375	3/18/13	102,988	—
Euro	CITI	Sell	861,168	1,130,826	3/19/13	—	(6,361)
Japanese Yen	MSCO	Sell	575,230,000	6,940,377	3/19/13	305,664	—
Japanese Yen	CITI	Sell	407,702,000	4,906,161	3/19/13	203,719	—
Singapore Dollar	JPHQ	Buy	5,740,000	4,701,835	3/19/13	—	(2,641)
Singapore Dollar	DBAB	Buy	7,978,100	6,300,324	3/19/13	231,147	—
Singapore Dollar	HSBC	Buy	9,120,000	7,216,903	3/19/13	249,413	—
Indian Rupee	DBAB	Buy	98,937,000	1,778,515	3/20/13	—	(1,629)
Chilean Peso	JPHQ	Buy	1,065,000,000	2,134,269	3/21/13	66,743	—
Euro	BZWS	Sell	744,197	987,847	3/21/13	5,104	—
Singapore Dollar	DBAB	Buy	8,589,700	6,848,748	3/21/13	183,430	—
Singapore Dollar	HSBC	Buy	6,864,000	5,471,939	3/21/13	147,451	—
Indian Rupee	JPHQ	Buy	79,054,000	1,429,031	3/25/13	—	(10,513)
Japanese Yen	BZWS	Sell	242,774,840	2,918,598	3/25/13	118,282	—
Euro	DBAB	Sell	2,736,000	3,609,058	3/26/13	—	(4,114)
Euro	CITI	Sell	1,532,964	2,022,531	3/26/13	—	(1,906)
Malaysian Ringgit	DBAB	Buy	16,025,000	5,123,821	3/26/13	85,683	—
Malaysian Ringgit	HSBC	Buy	7,634,000	2,442,177	3/26/13	39,530	—
Singapore Dollar	FBCO	Buy	10,578,000	8,407,248	3/26/13	252,720	—

TGB-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Singapore Dollar	MSCO	Buy	10,570,700	8,356,285		3/26/13	$297,708	$—
Euro	MSCO	Sell	4,020,000	5,180,494		3/28/13	—	(128,432)
Indian Rupee	HSBC	Buy	80,337,000	1,450,650		3/28/13	—	(9,886)
Chilean Peso	DBAB	Buy	1,252,750,000	2,474,812		3/29/13	111,475	—
Chilean Peso	DBAB	Buy	1,330,940,000	2,619,445		4/03/13	126,389	—
Euro	DBAB	Sell	6,200,000	8,281,092		4/04/13	92,645	—
Philippine Peso	DBAB	Buy	116,881,000	2,812,411		4/05/13	34,227	—
Euro	HSBC	Sell	8,692,000	11,450,841		4/10/13	—	(29,509)
Philippine Peso	JPHQ	Buy	61,767,000	1,488,505		4/10/13	15,674	—
Philippine Peso	DBAB	Buy	191,936,000	4,625,967		4/10/13	48,147	—
Euro	DBAB	Sell	7,243,000	9,500,353		4/11/13	—	(66,258)
Euro	UBSW	Sell	4,346,000	5,697,910		4/11/13	—	(42,321)
Philippine Peso	HSBC	Buy	95,809,000	2,306,372		4/11/13	26,764	—
Euro	JPHQ	Sell	3,907,000	5,129,696		4/12/13	—	(30,751)
Indian Rupee	DBAB	Buy	159,915,000	2,944,133		4/12/13	—	(83,587)
Philippine Peso	JPHQ	Buy	108,152,000	2,598,621		4/12/13	35,036	—
Chilean Peso	MSCO	Buy	2,645,530,000	5,215,436		4/15/13	233,395	—
Indian Rupee	DBAB	Buy	342,913,000	6,270,466		4/15/13	—	(139,585)
Philippine Peso	HSBC	Buy	76,252,000	1,838,372		4/15/13	18,357	—
Euro	HSBC	Sell	6,919,000	9,154,010		4/16/13	14,892	—
Indian Rupee	JPHQ	Buy	230,330,000	4,224,533		4/16/13	—	(107,200)
Indian Rupee	JPHQ	Buy	226,092,000	4,132,629		4/18/13	—	(92,422)
Chilean Peso	MSCO	Buy	2,370,410,000	4,677,210		4/19/13	202,260	—
Malaysian Ringgit	JPHQ	Buy	4,069,213	1,307,000		4/19/13	13,712	—
Indian Rupee	JPHQ	Buy	112,941,000	2,069,407		4/22/13	—	(52,546)
Indian Rupee	DBAB	Buy	79,271,000	1,450,614		4/22/13	—	(35,020)
Japanese Yen	CITI	Sell	261,800,000	3,238,255		4/22/13	217,769	—
Japanese Yen	BZWS	Sell	261,900,000	3,240,535		4/22/13	218,894	—
Euro	DBAB	Sell	4,545,000	5,997,128		4/23/13	—	(6,651)
Malaysian Ringgit	JPHQ	Buy	11,659,000	3,741,416		4/23/13	41,636	—
Euro	BZWS	Sell	4,954,399	6,451,668		4/25/13	—	(93,040)
Indian Rupee	DBAB	Buy	160,601,000	2,864,754		4/26/13	1,264	—
Chilean Peso	JPHQ	Buy	1,501,938,000	2,965,912		4/29/13	121,525	—
Chilean Peso	CITI	Buy	2,420,966,000	4,793,992		4/29/13	182,632	—
Indian Rupee	JPHQ	Buy	136,582,000	2,450,561		4/29/13	—	(14,411)
Euro	BZWS	Sell	6,575,679	8,734,474		4/30/13	47,648	—
Indian Rupee	JPHQ	Buy	113,782,000	2,037,388		4/30/13	—	(8,254)
Indian Rupee	DBAB	Buy	71,377,981	1,277,184		4/30/13	—	(4,263)
Swedish Krona	BZWS	Buy	122,773,200	13,605,940	EUR	4/30/13	861,891	—
Euro	MSCO	Sell	1,259,000	1,661,930		5/07/13	—	(1,391)
Euro	FBCO	Sell	1,731,000	2,285,526		5/07/13	—	(1,375)
Euro	BZWS	Sell	1,259,000	1,664,209		5/07/13	888	—
Euro	DBAB	Sell	2,045,000	2,695,351		5/08/13	—	(6,416)
Euro	DBAB	Sell	1,259,000	1,643,184		5/10/13	—	(20,186)
Euro	UBSW	Sell	629,000	820,987		5/10/13	—	(10,038)
Japanese Yen	CITI	Sell	733,721,000	9,247,923		5/10/13	781,412	—
Chilean Peso	MSCO	Buy	1,150,200,000	2,250,220		5/13/13	109,588	—
Euro	CITI	Sell	5,658,426	7,373,382		5/13/13	—	(102,657)
Japanese Yen	UBSW	Sell	366,681,000	4,636,983		5/13/13	405,691	—
Japanese Yen	DBAB	Sell	490,555,000	6,201,707		5/13/13	540,978	—
Japanese Yen	CITI	Sell	366,680,000	4,613,923		5/14/13	382,607	—
Euro	BZWS	Sell	2,270,980	2,929,110		5/16/13	—	(71,448)

TGB-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	1,812,000	2,323,618		5/20/13	$—	$(70,601)
Euro	BZWS	Sell	7,956,126	10,174,038		5/21/13	—	(338,598)
Euro	DBAB	Sell	2,642,000	3,368,814		5/21/13	—	(122,129)
Chilean Peso	MSCO	Buy	420,740,000	804,474		5/22/13	57,663	—
Euro	BZWS	Sell	3,419,406	4,377,866		5/22/13	—	(140,329)
Malaysian Ringgit	HSBC	Buy	298,500	93,568		5/22/13	3,100	—
Euro	JPHQ	Sell	4,730,771	6,068,562		5/23/13	—	(182,451)
Malaysian Ringgit	HSBC	Buy	1,229,300	397,793		5/28/13	150	—
Euro	BZWS	Sell	2,836,669	3,594,485		5/29/13	—	(153,973)
Euro	DBAB	Sell	463,000	586,042		5/29/13	—	(25,780)
Euro	BZWS	Sell	4,907,308	6,102,238		6/05/13	—	(382,870)
Euro	DBAB	Sell	785,200	976,734		6/05/13	—	(60,924)
Euro	BZWS	Sell	2,203,083	2,756,718		6/06/13	—	(154,730)
Euro	DBAB	Sell	2,033,100	2,544,628		6/07/13	—	(142,208)
Euro	DBAB	Sell	8,105,300	10,281,573		6/11/13	—	(430,376)
Polish Zloty	CITI	Buy	5,990,000	1,327,218	EUR	6/11/13	155,117	—
Polish Zloty	DBAB	Buy	30,704,000	6,820,838	EUR	6/11/13	771,740	—
Swedish Krona	MSCO	Buy	55,369,800	6,068,987	EUR	6/11/13	467,633	—
Swedish Krona	DBAB	Buy	41,300,000	4,543,554	EUR	6/11/13	326,690	—
Euro	DBAB	Sell	8,383,000	10,574,484		6/13/13	—	(504,690)
Swedish Krona	MSCO	Buy	27,990,100	3,073,741	EUR	6/13/13	228,499	—
Swedish Krona	BZWS	Buy	24,372,000	2,707,398	EUR	6/13/13	158,018	—
Japanese Yen	CITI	Sell	310,702,000	3,930,002		6/14/13	343,702	—
Euro	BZWS	Sell	1,124,367	1,422,774		6/20/13	—	(63,318)
South Korean Won	DBAB	Buy	21,440,000,000	18,216,577		6/27/13	1,749,236	—
Malaysian Ringgit	JPHQ	Buy	14,772,000	4,561,653		6/28/13	210,369	—
Swedish Krona	UBSW	Buy	302,991,000	33,837,108	EUR	6/28/13	1,708,670	—
Malaysian Ringgit	DBAB	Buy	18,006,622	5,569,633		7/12/13	242,455	—
Malaysian Ringgit	DBAB	Buy	13,610,000	4,212,709		7/15/13	179,479	—
Euro	MSCO	Sell	9,679,000	11,861,324		7/16/13	—	(935,046)
Euro	UBSW	Sell	8,965,000	10,985,711		7/16/13	—	(866,697)
Euro	BZWS	Sell	2,243,000	2,748,348		7/16/13	—	(217,068)
Euro	UBSW	Sell	8,965,000	11,027,847		7/18/13	—	(824,819)
Euro	BZWS	Sell	3,518,000	4,330,482		7/18/13	—	(320,681)
Malaysian Ringgit	DBAB	Buy	11,455,000	2,886,190	EUR	7/18/13	—	(119,769)
Malaysian Ringgit	DBAB	Buy	2,637,000	817,852		7/18/13	33,004	—
Euro	BZWS	Sell	2,638,000	3,257,930		7/19/13	—	(229,819)
Euro	MSCO	Sell	12,182,000	15,014,010		7/22/13	—	(1,092,564)
Euro	DBAB	Sell	1,935,000	2,384,800		7/22/13	—	(173,583)
Malaysian Ringgit	DBAB	Buy	12,933,000	3,266,734	EUR	7/22/13	—	(147,171)
Malaysian Ringgit	DBAB	Buy	4,160,000	1,299,513		7/22/13	42,437	—
Euro	DBAB	Sell	1,759,000	2,165,048		7/23/13	—	(160,660)
Malaysian Ringgit	DBAB	Buy	16,628,000	4,242,270	EUR	7/25/13	—	(246,172)
Malaysian Ringgit	DBAB	Buy	5,058,000	1,571,686		7/25/13	59,655	—
Euro	CITI	Sell	1,935,410	2,512,356		7/26/13	—	(46,681)
Malaysian Ringgit	JPHQ	Buy	16,628,000	4,239,782	EUR	7/29/13	—	(244,395)
Malaysian Ringgit	JPHQ	Buy	5,318,000	1,645,879		7/29/13	68,913	—
Euro	JPHQ	Sell	11,263,000	13,984,141		7/31/13	—	(908,824)
Euro	DBAB	Sell	11,263,000	14,002,162		7/31/13	—	(890,803)
Malaysian Ringgit	HSBC	Buy	3,005,000	938,300		7/31/13	30,549	—
Euro	UBSW	Sell	11,263,000	13,862,500		8/01/13	—	(1,030,626)
Euro	BZWS	Sell	282,898	348,064		8/01/13	—	(26,013)

TGB-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	HSBC	Sell	11,263,000	13,936,273		8/02/13	$—	$(957,015)
Euro	BZWS	Sell	2,762,518	3,415,149		8/05/13	—	(237,902)
Euro	JPHQ	Sell	5,724,900	6,999,406		8/06/13	—	(571,072)
Malaysian Ringgit	JPHQ	Buy	1,100,000	346,533		8/06/13	7,995	—
Euro	CITI	Sell	1,210,637	1,511,093		8/08/13	—	(89,861)
Euro	JPHQ	Sell	6,343,900	7,918,075		8/09/13	—	(471,228)
Euro	DBAB	Sell	4,845,000	6,054,603		8/09/13	—	(352,524)
Euro	CITI	Sell	351,512	439,288		8/09/13	—	(25,559)
South Korean Won	HSBC	Buy	21,363,430,000	18,697,208		8/09/13	1,151,233	—
Euro	GSCO	Sell	2,166,000	2,689,847		8/12/13	—	(174,609)
Malaysian Ringgit	HSBC	Buy	6,100,000	1,936,692		8/12/13	28,630	—
South Korean Won	HSBC	Buy	11,980,000,000	818,171,884	JPY	8/12/13	1,679,240	—
Euro	GSCO	Sell	4,115,000	5,093,959		8/14/13	—	(348,097)
Euro	MSCO	Sell	1,962,500	2,500,765		8/15/13	—	(94,655)
Singapore Dollar	HSBC	Buy	3,667,000	2,945,169		8/15/13	57,124	—
Euro	BZWS	Sell	6,281,000	7,796,385		8/16/13	—	(510,369)
Euro	BZWS	Sell	7,066,000	8,714,321		8/19/13	—	(630,917)
Japanese Yen	DBAB	Sell	838,612,000	10,710,797		8/19/13	1,024,619	—
Polish Zloty	DBAB	Buy	59,155,000	13,912,277	EUR	8/19/13	362,780	—
Singapore Dollar	HSBC	Buy	3,667,000	2,945,382		8/19/13	56,911	—
Euro	JPHQ	Sell	7,851,000	9,758,557		8/20/13	—	(625,006)
Euro	BZWS	Sell	6,280,000	7,774,012		8/20/13	—	(531,781)
Euro	DBAB	Sell	3,964,000	4,908,907		8/20/13	—	(333,795)
Japanese Yen	JPHQ	Sell	377,047,000	4,776,828		8/20/13	421,796	—
Japanese Yen	HSBC	Sell	1,621,372,000	20,549,708		8/20/13	1,822,261	—
Japanese Yen	UBSW	Sell	758,781,000	9,637,150		8/20/13	872,948	—
Japanese Yen	BZWS	Sell	376,247,000	4,759,608		8/22/13	413,724	—
Euro	BZWS	Sell	2,680,925	3,357,054		8/23/13	—	(188,795)
Japanese Yen	CITI	Sell	751,731,000	9,510,165		8/23/13	827,118	—
Japanese Yen	DBAB	Sell	371,821,000	4,706,893		8/23/13	412,086	—
Japanese Yen	HSBC	Sell	746,218,000	9,450,822		8/23/13	831,455	—
Euro	UBSW	Sell	13,581,483	16,993,151		8/26/13	—	(970,598)
Euro	BZWS	Sell	8,738,369	10,947,778		8/26/13	—	(610,155)
Japanese Yen	JPHQ	Sell	750,133,000	9,515,832		8/26/13	850,969	—
Japanese Yen	BZWS	Sell	1,085,075,000	13,771,735		8/26/13	1,237,923	—
Japanese Yen	UBSW	Sell	937,086,000	11,878,388		8/26/13	1,054,012	—
Malaysian Ringgit	HSBC	Buy	1,223,000	385,951		8/26/13	7,755	—
Singapore Dollar	DBAB	Buy	4,782,000	3,830,503		8/26/13	84,676	—
Swedish Krona	UBSW	Buy	30,000,000	3,540,032	EUR	8/26/13	—	(89,216)
Euro	HSBC	Sell	18,537,726	23,382,561		8/27/13	—	(1,136,903)
Euro	JPHQ	Sell	8,806,308	11,099,031		8/27/13	—	(548,890)
Euro	CITI	Sell	6,136,805	7,760,297		8/27/13	—	(356,727)
Japanese Yen	HSBC	Sell	1,247,125,000	15,947,890		8/27/13	1,542,070	—
Japanese Yen	DBAB	Sell	685,950,000	8,769,048		8/27/13	845,486	—
Japanese Yen	JPHQ	Sell	751,903,000	9,617,895		8/27/13	932,495	—
Malaysian Ringgit	HSBC	Buy	2,087,700	663,057		8/27/13	8,971	—
Malaysian Ringgit	JPHQ	Buy	8,340,000	2,649,301		8/27/13	35,335	—
Singapore Dollar	DBAB	Buy	5,952,000	4,795,746		8/27/13	77,351	—
Euro	DBAB	Sell	1,058,312	1,330,145		8/28/13	—	(69,678)
Euro	JPHQ	Sell	6,190,317	7,798,097		8/29/13	—	(389,884)
Japanese Yen	JPHQ	Sell	372,662,000	4,759,868		8/30/13	455,030	—
Singapore Dollar	DBAB	Buy	2,980,000	2,384,572		8/30/13	55,251	—

TGB-22

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	541,000	682,607		9/04/13	$—	$(33,025)
Euro	DBAB	Sell	1,191,000	1,505,638		9/10/13	—	(69,912)
Euro	BZWS	Sell	1,033,224	1,308,010		9/10/13	—	(58,822)
Euro	DBAB	Sell	8,105,300	10,410,447		9/11/13	—	(312,012)
Euro	BZWS	Sell	1,012,110	1,299,225		9/12/13	—	(39,704)
Euro	JPHQ	Sell	541,000	697,890		9/13/13	—	(17,812)
Euro	BZWS	Sell	2,890,070	3,741,629		9/16/13	—	(81,837)
Euro	UBSW	Sell	2,694,506	3,486,152		9/17/13	—	(78,629)
Japanese Yen	BZWS	Sell	285,057,504	3,654,583		9/18/13	361,056	—
Euro	BZWS	Sell	678,250	893,459		9/19/13	—	(3,873)
Singapore Dollar	JPHQ	Buy	5,686,000	4,648,463		9/19/13	6,851	—
Euro	DBAB	Sell	8,070,000	10,481,881		9/24/13	—	(195,389)
Euro	BZWS	Sell	1,647,381	2,141,233		9/24/13	—	(38,387)
Philippine Peso	DBAB	Buy	165,158,000	3,950,959		9/24/13	61,951	—
Euro	DBAB	Sell	3,753,000	4,862,049		9/26/13	—	(103,585)
Malaysian Ringgit	HSBC	Buy	11,490,000	3,685,646		9/26/13	6,435	—
Malaysian Ringgit	DBAB	Buy	3,068,000	983,649		9/26/13	2,191	—
South Korean Won	HSBC	Buy	9,530,000,000	8,390,562		9/26/13	440,680	—
Euro	BZWS	Sell	12,170,000	15,836,213		9/27/13	—	(266,219)
Japanese Yen	JPHQ	Sell	285,510,329	3,393,781		9/27/13	94,709	—
Euro	DBAB	Sell	14,880,000	19,211,159		9/30/13	—	(477,715)
Euro	HSBC	Sell	5,430,000	6,985,586		9/30/13	—	(199,265)
Japanese Yen	JPHQ	Sell	172,207,000	2,223,676		9/30/13	233,739	—
Philippine Peso	HSBC	Buy	49,600,000	1,182,698		9/30/13	22,233	—
Philippine Peso	HSBC	Buy	39,700,000	951,787		10/03/13	12,488	—
Swedish Krona	DBAB	Buy	445,104,500	67,246,487		10/03/13	855,693	—
Philippine Peso	DBAB	Buy	195,560,000	4,678,469		10/04/13	71,239	—
Philippine Peso	HSBC	Buy	156,866,000	3,760,512		10/04/13	49,407	—
Euro	UBSW	Sell	6,370,000	8,249,978		10/07/13	—	(179,433)
Philippine Peso	HSBC	Buy	233,867,000	5,623,290		10/07/13	55,889	—
Euro	DBAB	Sell	12,680,000	16,621,324		10/09/13	—	(158,540)
Mexican Peso	DBAB	Buy	259,112,000	19,491,631		10/11/13	117,928	—
Philippine Peso	JPHQ	Buy	76,627,000	1,844,611		10/11/13	15,782	—
Philippine Peso	HSBC	Buy	134,895,000	3,245,711		10/11/13	29,345	—
Malaysian Ringgit	DBAB	Buy	16,369,588	5,226,922		10/16/13	27,901	—
Philippine Peso	DBAB	Buy	45,732,000	1,098,825		10/16/13	11,182	—
Euro	HSBC	Sell	12,569,000	16,339,700		10/17/13	—	(295,020)
Malaysian Ringgit	JPHQ	Buy	8,104,000	2,608,724		10/18/13	—	(7,504)
Chilean Peso	CITI	Buy	921,291,798	1,863,454		10/21/13	—	(10,407)
Malaysian Ringgit	HSBC	Buy	14,613,000	4,744,172		10/22/13	—	(54,616)
Malaysian Ringgit	DBAB	Buy	10,811,000	3,486,857		10/23/13	—	(17,596)
Malaysian Ringgit	HSBC	Buy	7,209,825	2,325,000		10/24/13	—	(11,473)
Euro	BZWS	Sell	649,907	847,752		10/25/13	—	(12,472)
Chilean Peso	BZWS	Buy	199,342,000	395,834		10/29/13	4,720	—
Chilean Peso	DBAB	Buy	398,486,000	789,550		10/29/13	11,160	—
Euro	DBAB	Sell	3,319,244	4,295,849		10/31/13	—	(97,885)
Malaysian Ringgit	JPHQ	Buy	7,468,000	2,411,911		10/31/13	—	(16,363)
Euro	DBAB	Sell	224,556	293,042		11/04/13	—	(4,222)
Euro	BZWS	Sell	1,581,109	2,058,304		11/05/13	—	(34,772)
Japanese Yen	CITI	Sell	341,992,119	4,281,752		11/08/13	327,700	—
Norwegian Krone	UBSW	Buy	47,173,200	6,327,302	EUR	11/08/13	9,437	—
Euro	JPHQ	Sell	8,969,211	11,484,850		11/12/13	—	(389,698)

TGB-23

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	JPHQ	Sell	335,950,000	4,247,021		11/13/13	$362,554	$—
Euro	DBAB	Sell	10,778,730	13,760,342		11/15/13	—	(510,433)
Euro	MSCO	Sell	1,962,500	2,503,807		11/15/13	—	(94,495)
Japanese Yen	UBSW	Sell	340,600,700	4,303,774		11/15/13	365,422	—
Japanese Yen	MSCO	Sell	300,000,000	3,792,428		11/15/13	323,539	—
Japanese Yen	CITI	Sell	429,663,000	5,432,068		11/15/13	463,891	—
Euro	DBAB	Sell	3,953,398	5,079,088		11/19/13	—	(155,388)
Japanese Yen	CITI	Sell	986,239,000	12,214,847		11/19/13	810,363	—
Japanese Yen	DBAB	Sell	796,770,000	9,831,023		11/19/13	617,484	—
Malaysian Ringgit	DBAB	Buy	7,197,960	2,310,000		11/19/13	—	(3,224)
Euro	JPHQ	Sell	10,515,154	13,423,803		11/20/13	—	(498,917)
Euro	UBSW	Sell	4,794,427	6,137,346		11/20/13	—	(210,774)
Euro	DBAB	Sell	3,887,000	4,976,915		11/20/13	—	(169,716)
Japanese Yen	UBSW	Sell	317,836,000	3,936,147		11/20/13	260,763	—
Japanese Yen	CITI	Sell	1,107,834,000	13,695,223		11/20/13	884,482	—
Japanese Yen	JPHQ	Sell	397,873,000	4,930,120		11/20/13	329,207	—
Japanese Yen	HSBC	Sell	207,909,000	2,574,119		11/20/13	169,906	—
Malaysian Ringgit	HSBC	Buy	4,326,000	1,385,997		11/20/13	316	—
Euro	DBAB	Sell	837,570	1,089,218		11/29/13	—	(19,908)
Euro	DBAB	Sell	5,440,000	7,093,515		12/03/13	—	(110,613)
Euro	UBSW	Sell	2,400,751	3,151,666		12/09/13	—	(27,871)
Euro	HSBC	Sell	2,155,292	2,834,855		12/09/13	—	(19,597)
Euro	JPHQ	Sell	5,095,000	6,650,580		12/13/13	—	(97,554)
Swedish Krona	MSCO	Buy	21,992,000	2,509,528	EUR	12/16/13	36,595	—
Malaysian Ringgit	JPHQ	Buy	13,361,013	4,305,837		12/17/13	—	(29,814)

Unrealized appreciation (depreciation)							63,288,268	(31,846,618)

Net unrealized appreciation (depreciation)							$31,441,650

*In U.S. dollars unless otherwise indicated.

At December 31, 2012, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts

Description	Counter- party	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
Receive Floating rate 3-month USD BBA LIBOR	JPHQ	3/4/21	$3,240,000	$—	$(555,232)
Pay Fixed rate 3.558%
Receive Floating rate 3-month USD BBA LIBOR	DBAB	3/28/21	14,630,000	—	(2,439,664)
Pay Fixed rate 3.523%
Receive Floating rate 3-month USD BBA LIBOR	CITI	2/25/41	7,460,000	—	(2,501,162)
Pay Fixed rate 4.347%
Receive Floating rate 3-month USD BBA LIBOR	JPHQ	2/25/41	7,460,000	—	(2,505,251)
Pay Fixed rate 4.349%
Receive Floating rate 3-month USD BBA LIBOR	JPHQ	2/28/41	5,600,000	—	(1,855,697)
Pay Fixed rate 4.320%
Receive Floating rate 3-month USD BBA LIBOR	JPHQ	3/1/41	1,870,000	—	(607,393)
Pay Fixed rate 4.299%

Unrealized appreciation (depreciation)				—	(10,464,399)

Net unrealized appreciation (depreciation)					$(10,464,399)

The accompanying notes are an integral part of these financial statements.

TGB-24

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2012

Templeton Global Bond Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,279,520,978
Cost - Repurchase agreements	513,775,280

Total cost of investments	$2,793,296,258

Value - Unaffiliated issuers	$2,469,823,065
Value - Repurchase agreements	513,775,280

Total value of investments	2,983,598,345
Cash	1,910,000
Restricted cash (Note 1e)	4,885,000
Foreign currency, at value (cost $44,399,294)	44,537,754
Receivables:
Capital shares sold	7,664,061
Interest	32,947,960
Due from brokers	6,800,000
Unrealized appreciation on forward exchange contracts	63,288,268
Other assets	57

Total assets	3,145,631,445

Liabilities:
Payables:
Capital shares redeemed	1,328,032
Affiliates	2,330,169
Due to brokers	6,795,000
Unrealized depreciation on forward exchange contracts	31,846,618
Unrealized depreciation on swap contracts	10,464,399
Deferred tax	4,718,263
Accrued expenses and other liabilities	1,461,293

Total liabilities	58,943,774

Net assets, at value	$3,086,687,671

Net assets consist of:
Paid-in capital	$2,725,448,336
Undistributed net investment income	114,278,705
Net unrealized appreciation (depreciation)	207,559,897
Accumulated net realized gain (loss)	39,400,733

Net assets, at value	$3,086,687,671

The accompanying notes are an integral part of these financial statements.

TGB-25

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2012

Templeton Global Bond Securities Fund
Class 1:
Net assets, at value	$307,141,539

Shares outstanding	15,351,096

Net asset value and maximum offering price per share	$20.01

Class 2:
Net assets, at value	$2,418,228,762

Shares outstanding	124,195,349

Net asset value and maximum offering price per share	$19.47

Class 3:
Net assets, at value	$198,076,542

Shares outstanding	10,168,974

Net asset value and maximum offering price per share[a]	$19.48

Class 4:
Net assets, at value	$163,240,828

Shares outstanding	8,236,372

Net asset value and maximum offering price per share	$19.82

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

The accompanying notes are an integral part of these financial statements.

TGB-26

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2012

Templeton Global Bond Securities Fund
Investment income:
Interest (net of foreign taxes of $2,073,907)	$117,115,867

Expenses:
Management fees (Note 3a)	12,614,645
Distribution fees: (Note 3c)
Class 2	5,283,500
Class 3	480,093
Class 4	556,829
Unaffiliated transfer agent fees	2,319
Custodian fees (Note 4)	1,831,459
Reports to shareholders	476,794
Registration and filing fees	1,357
Professional fees	94,880
Trustees’ fees and expenses	10,332
Other	57,832

Total expenses	21,410,040

Net investment income	95,705,827

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	30,600,589
Foreign currency transactions	84,672,570
Swap contracts	(1,412,791)

Net realized gain (loss)	113,860,368

Net change in unrealized appreciation (depreciation) on:
Investments	153,410,614
Translation of other assets and liabilities denominated in foreign currencies	19,400,791
Change in deferred taxes on unrealized appreciation	678,835

Net change in unrealized appreciation (depreciation)	173,490,240

Net realized and unrealized gain (loss)	287,350,608

Net increase (decrease) in net assets resulting from operations	$383,056,435

The accompanying notes are an integral part of these financial statements.

TGB-27

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Bond Securities Fund
	Year Ended December 31,
	2012	2011

Increase (decrease) in net assets:
Operations:
Net investment income	$95,705,827	$96,874,837
Net realized gain (loss) from investments, foreign currency transactions, future contracts and swap contracts	113,860,368	52,604,567
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	173,490,240	(180,068,912)

Net increase (decrease) in net assets resulting from operations	383,056,435	(30,589,508)

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(18,014,760)	(15,683,467)
Class 2	(133,749,946)	(93,946,669)
Class 3	(12,114,860)	(10,753,201)
Class 4	(9,763,141)	(8,615,701)
Net realized gains:
Class 1	(438,387)	(1,762,080)
Class 2	(3,357,784)	(10,925,216)
Class 3	(306,543)	(1,252,885)
Class 4	(251,144)	(1,020,280)

Total distributions to shareholders	(177,996,565)	(143,959,499)

Capital share transactions: (Note 2)
Class 1	15,415,298	17,171,380
Class 2	448,524,053	451,366,379
Class 3	(2,060,465)	16,706,473
Class 4	(394,730)	12,126,720

Total capital share transactions	461,484,156	497,370,952

Redemption fees	6,086	18,113

Net increase (decrease) in net assets	666,550,112	322,840,058
Net assets:
Beginning of year	2,420,137,559	2,097,297,501

End of year	$3,086,687,671	$2,420,137,559

Undistributed net investment income included in net assets:
End of year	$114,278,705	$117,957,425

The accompanying notes are an integral part of these financial statements.

TGB-28

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Global Bond Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the

TGB-29

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2012.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under

TGB-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net liability position. At December 31, 2012, the Fund had OTC derivatives in a net liability position of $5,549,900 and the aggregate value of collateral pledged for such contracts was $6,800,000.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

At December 31, 2012, the Fund held $11,821,933 in United Kingdom treasury bonds and notes, and U.S. treasury bills, bonds, and notes, and $1,910,000 in unrestricted cash as collateral for derivatives.

See Note 9 regarding other derivative information.

e. Restricted Cash

At December 31, 2012, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

TGB-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

TGB-32

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2012		2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,650,014	$51,366,352	2,403,657	$47,343,365
Shares issued in reinvestment of distributions	1,028,604	18,453,147	889,172	17,445,546
Shares redeemed	(2,823,320)	(54,404,201)	(2,450,491)	(47,617,531)

Net increase (decrease)	855,298	$15,415,298	842,338	$17,171,380

Class 2 Shares:
Shares sold	28,727,828	$540,675,595	29,318,184	$564,580,203
Shares issued in reinvestment of distributions	7,843,692	137,107,730	5,473,480	104,871,884
Shares redeemed	(12,232,820)	(229,259,272)	(11,438,342)	(218,085,708)

Net increase (decrease)	24,338,700	$448,524,053	23,353,322	$451,366,379

Class 3 Shares:
Shares sold	835,292	$15,856,382	1,851,973	$36,090,442
Shares issued in reinvestment of distributions	710,200	12,421,403	626,622	12,006,087
Shares redeemed	(1,613,494)	(30,338,250)	(1,654,785)	(31,390,056)

Net increase (decrease)	(68,002)	$(2,060,465)	823,810	$16,706,473

Class 4 Shares:
Shares sold	871,336	$16,701,133	1,191,215	$23,562,082
Shares issued on reinvestment of distributions	562,284	10,014,286	494,660	9,635,982
Shares redeemed	(1,421,448)	(27,110,149)	(1,090,109)	(21,071,344)

Net increase (decrease)	12,172	$(394,730)	595,766	$12,126,720

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

TGB-33

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

FT Services, under terms of an agreement, provides administrative services to the Fund and is not paid by the Fund for the services.

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

	2012	2011
Distributions paid from:
Ordinary income	$173,642,707	$130,777,554
Long term capital gain	4,353,858	13,181,945

	$177,996,565	$143,959,499

TGB-34

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

5. INCOME TAXES (continued)

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$2,810,959,083

Unrealized appreciation	$205,509,737
Unrealized depreciation	(32,870,475)

Net unrealized appreciation (depreciation)	$172,639,262

Undistributed ordinary income	$158,975,479
Undistributed long term capital gains	41,147,064

Distributable earnings	$200,122,543

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2012, aggregated $986,415,380 and $891,340,713, respectively.

7. CREDIT RISK

At December 31, 2012, the Fund had 29.35% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. OTHER DERIVATIVE INFORMATION

At December 31, 2012, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest rate contracts	Unrealized appreciation on swap contracts	$—	Unrealized depreciation on swap contracts/Net assets consist of – net unrealized appreciation (depreciation)	$10,464,399
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts/Net assets consist of – net unrealized appreciation (depreciation)	63,288,268	Unrealized depreciation on forward exchange contracts/Net assets consist of – net unrealized appreciation (depreciation)	31,846,618

TGB-35

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

9. OTHER DERIVATIVE INFORMATION (continued)

For the year ended December 31, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Interest rate contracts	Net realized gain (loss) from swap contracts/Net change in unrealized appreciation (depreciation) on investments	$(1,412,791)	$569,200
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions/Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	83,759,871	17,445,494

For the year ended December 31, 2012, the average month end market value of derivatives represented 3.45% of average month end net assets. The average month end number of open derivative contracts for the year was 447.

See Note 1(d) regarding derivative financial instruments.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

TGB-36

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

11. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Foreign Government and Agency Securities	$—	$2,138,936,223	$—	$2,138,936,223
Municipal Bonds	—	1,630,119	—	1,630,119
Short Term Investments	—	843,032,003	—	843,032,003

Total Investments in Securities	$—	$2,983,598,345	$—	$2,983,598,345

Forward Exchange Contracts	—	63,288,268	—	63,288,268
Liabilities:
Swaps	—	10,464,399	—	10,464,399
Forward Exchange Contracts	—	31,846,618	—	31,846,618

12. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

TGB-37

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BZWS - Barclays Bank PLC	AUD - Australian Dollar	BHAC - Berkshire Hathaway Assurance Corp.
CITI - Citigroup, Inc.	BRL - Brazilian Real	FRN - Floating Rate Note
DBAB - Deutsche Bank AG	EUR - Euro
FBCO - Credit Suisse Group AG	HUF - Hungarian Forint
GSCO - Goldman Sachs Bank	IDR - Indonesian Rupiah
HSBC - HSBC Bank USA, N.A.	ILS - New Israeli Shekel
JPHQ - JP Morgan Chase & Co.	JPY - Japanese Yen
MSCO - Morgan Stanley	KRW - South Korean Won
UBSW - UBS AG	LKR - Sri Lankan Rupee
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
PEN - Peruvian Nuevo Sol
PHP - Philippine Peso
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar

TGB-38

Franklin Templeton Variable Insurance Products Trust

Templeton Global Bond Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Bond Securities Fund (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

TGB-39

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Global Bond Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $4,353,858 of long term capital gain dividend for the fiscal year ended December 31, 2012.

At December 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2013 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TGB-40

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

For indexes sourced by Morningstar: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Russell® is a trademark and RussellTM is a servicemark of the Frank Russell Company.

Barclays U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Barclays U.S. Government Index: Intermediate Component is the intermediate component of the BC U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Citigroup World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Credit Suisse (CS) High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.

FTSE EPRA/NAREIT Developed Index is a free float-adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets. FTSE® is a trademark of London Stock Exchange Plc and The Financial Times Limited and is used by FTSE under license.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/12, there were 229 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 12/31/12, there were 63 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government Funds invest primarily in U.S. government and agency issues. For the 12-month period ended 12/31/12, there were 51 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Yield Funds Classification in the Lipper VIP underlying funds universe. Lipper High Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 12/31/12, there were 118 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

I-1

MSCI All Country World Index (ACWI) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

MSCI Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

MSCI Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada. The index is calculated in local currency and includes reinvested daily net dividends.

MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

Russell 1000® Value Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index is market capitalization weighted and measures performance of the smallest companies in the Russell 3000® Index, which represent a modest amount of the Russell 3000® Index’s total market capitalization.

Russell 2500™ Value Index is market capitalization weighted and measures performance of those Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Index is market capitalization weighted and measures performance of the largest U.S. companies based on total market capitalization and represents the majority of the investable U.S. equity market.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represent a modest amount of the Russell 1000® Index’s total market capitalization.

Standard & Poor’s 500 Index (S&P 500) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

I-2

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	132	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	107	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:

Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (August 2012); and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	132	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	132	Hess Corporation (exploration and refining of oil and gas).

Principal Occupation During at Least the Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

BOD-1

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) (2010-2012) and The Washington Post Company (education and media organization).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President—Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (June 2012); and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President—Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	107	None

Principal Occupation During at Least the Past 5 Years:

President, Staples Europe (office supplies) (October 2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President—Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President—Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Charles B. Johnson (1933) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee and Chairman of the Board	Trustee since 1988 and Chairman of the Board since 1993	132	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member—Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	50	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since April 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

BOD-2

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Breda M. Beckerle (1958) 600 Fifth Avenue New York, NY 10020	Chief Compliance Officer and Vice President	Since May 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; Vice President and Compliance Officer—Commingled Trusts, Fiduciary Trust International of the South; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer—Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President— AML Compliance	Since May 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.
Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer—Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

BOD-3

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

*	We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**	Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust’s investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) 321-8563 or their insurance companies to request the SAI.

BOD-4

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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VALUE	BLEND	GROWTH	SECTOR	GLOBAL	INTERNATIONAL	HYBRID	ASSET ALLOCATION	FIXED INCOME

< GAIN FROM OUR PERSPECTIVE® >

Annual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management, Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts (Separate Account) to serve as the underlying investment vehicle for variable contracts; (2) certain qualified plans; and (3) other mutual funds (funds of funds).

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

©2013 Franklin Templeton Investments. All rights reserved.	VIP3 A 02/13

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $963,566 for the fiscal year ended December 31, 2012 and $924,734 for the fiscal year ended December 31, 2011.

(b)	Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $0 for the fiscal year ended December 31, 2012 and $10,000 for the fiscal year ended December 31, 2011. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)	Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $2,040 for the fiscal year ended December 31, 2012 and $1,295 for the fiscal year ended December 31, 2011. The services for which these fees were paid included preparation of tax returns for foreign governments.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $9,600 for the fiscal year ended December 31, 2012 and $100,000 for the fiscal year ended December 31, 2011. The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d)	All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $12,390 for the fiscal year ended December 31, 2012 and $0 for the fiscal year ended December 31, 2011. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $163,268 for the fiscal year ended December 31, 2012 and $0 for the fiscal year ended December 31, 2011. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process and review on amortization/accretion matters.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $187,298 for the fiscal year ended December 31, 2012 and $111,295 for the fiscal year ended December 31, 2011.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.	N/A

Item 10. Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By:	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer – Finance and Administration
Date February 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer – Finance and Administration
Date February 27, 2013

By:	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date February 27, 2013